Exhibit 10

                                                          FIN.  AGT. - COP MODEL
                                                                   MULTIBORROWER
                                                     LIBOR & CAP.EX. & T/L & R/C

                                                                  EXECUTION COPY








                               FINANCING AGREEMENT




                       The CIT Group/Business Credit, Inc.

                                   (as Lender)


                                       And



                                C-COR.net Corp.,
                      Broadband Management Solutions, LLC,
                         Broadband Capital Corporation,
                          Broadband Royalty Corporation
                                       And
                        Broadband Network Services, Inc.
                                 (as Borrowers)


                             Dated: November 7, 2002

                                TABLE OF CONTENTS
                                                                            Page
SECTION 1.        Definitions..................................................3
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SECTION 2.        Conditions Precedent........................................15
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SECTION 3.        Revolving Loans.............................................19
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SECTION 4.        [Intentionally left blank]..................................24
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SECTION 5.        Letters of Credit...........................................24
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SECTION 6.        Collateral..................................................26
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SECTION 7.        Representations, Warranties and Covenants...................30
                  -----------------------------------------
SECTION 8.        Interest, Fees and Expenses.................................42
                  ---------------------------
SECTION 9.        Powers......................................................45
                  ------
SECTION 10.       Events of Default and Remedies..............................46
                  ------------------------------
SECTION 11.       Termination.................................................50
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SECTION 12.       Miscellaneous...............................................50
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SCHEDULES
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Schedule 1 - Collateral Information
Schedule 2 - Real Estate Subject to Mortgages
Schedule 3 - Assigned Life Insurance Policies
Schedule 4 - Fiscal Quarters
Schedule 5 - Existing Guaranties
Schedule 6 - Existing Litigation

         THE CIT  GROUP/BUSINESS  CREDIT,  INC.,  a New York  corporation,  with offices located at Two Wachovia Center, 23rd Floor, 301 South Tryon Street, Charlotte, North Carolina 28202 (hereinafter "CIT"), is pleased to confirm the terms and conditions under which CIT shall make revolving loans, term loans and other financial accommodations to C-COR.NET CORP., a Pennsylvania corporation with a principal place of business at 60 Decibel Road, State College, PA 16801 (herein "C-COR"), BROADBAND MANAGEMENT SOLUTIONS, LLC, a Delaware limited liability company with a principal place of business at 5673 Gibraltar Drive, Pleasanton, CA 94588 (herein "Broadband Management"), BROADBAND CAPITAL CORPORATION, a Delaware corporation with a principal place of business at 1105 North Market Street, Suite 1300, Wilmington, DE 19899 (herein "Broadband Capital"), BROADBAND ROYALTY CORPORATION, a Delaware corporation with a principal place of business at 1105 North Market Street, Suite 1300, Wilmington, DE 19899(herein "Broadband Royalty") and BROADBAND NETWORK SERVICES, INC., a Delaware corporation with a principal place of business at 141 Union Boulevard, Suite 475, Lakewood, CO 80228 (herein "Broadband Network") (each individually a "Company" and collectively, the "Companies").

SECTION 1.             Definitions.
                       -----------

Accounts shall mean all of each of the  Companies' now existing and future:  (a)
--------
accounts (as defined in the UCC), and any and all other receivables (whether or not specifically listed on schedules furnished to CIT), including, without limitation, all accounts created by, or arising from, all of each of the Companies' sales, leases, rentals of goods or renditions of services to their customers, including but not limited to, those accounts arising under any of the Companies' trade names or styles, or through any of the Companies' divisions;
(b) any and all instruments, documents, chattel paper (including electronic chattel paper) (all as defined in the UCC); (c) unpaid seller's or lessor's rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (e) reserves and credit balances arising in connection with or pursuant hereto; (f) guarantees, supporting obligations, payment intangibles and letter of credit rights (all as defined in the UCC); (g) insurance policies or rights relating to any of the foregoing; (h) general intangibles pertaining to any and all of the foregoing (including all rights to payment, including those arising in connection with bank and non-bank credit cards), and including books and records and any electronic media and software thereto; (i) notes, deposits or property of account debtors securing the obligations of any such account debtors to the Companies or any one of them; and
(j) cash and non-cash proceeds (as defined in the UCC) of any and all of the foregoing.

Administrative  Management  Fee shall mean the sum of $36,000.00  which shall be
-------------------------------
paid to CIT in accordance with Section 8, paragraph 8.8 hereof to offset the expenses and costs (excluding Out-of-Pocket Expenses and auditor fees) of CIT in connection with administration, record keeping, analyzing and evaluating the Collateral.

Anniversary  Date shall mean the date  occurring  two (2) years from the Closing
-----------------
Date and the same date in every year thereafter.

Availability  shall mean,  as to the  Companies in the  aggregate at any time of
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calculation,  the  amount by  which:  (a) the  Borrowing  Base  exceeds  (b) the outstanding aggregate amount of all of its Obligations, including without limitation, all Obligations with respect to Revolving Loans and the Letters of Credit.

Availability  Reserve  shall  mean the sum of:  (a) any  reserve  which  CIT may
---------------------
reasonably require from time to time pursuant to this Financing Agreement, including without limitation, a reserve for Letters of Credit pursuant to Paragraph 5.1 of Section 5 hereof and a reserve of at least thirty-five percent (35%) of the warranty accrual set forth on the balance sheet of the Companies (excluding that portion of the warranty accrual which relates to the "Hub Scrub Project" and that portion of the warranty accrual which relates to the foreign subsidiaries of the Companies); and (b) such other reserves as CIT deems necessary in its reasonable judgment as a result of (i) negative forecasts and/or trends in any Company's business, industry, prospects, profits, operations or financial condition, or (ii) other issues, circumstances or facts that could otherwise negatively impact the Companies, or any one of them, their business, prospects, profits, operations, industry, financial condition or assets.

Benefit Plan shall mean a defined  benefit  plan as defined in Section  3(35) of
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ERISA (other than a  "multiemployer  plan," as such term is defined in ERISA) in respect of which the Company or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

Borrowing  Base shall mean, as to the Companies (in the  aggregate),  the sum of
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(a) eighty-five percent (85%) of the Companies'  aggregate  outstanding Eligible
Accounts Receivable, provided, however, that if the then Dilution Percentage is greater than five percent (5%), then the rate of advance herein shall be reduced by the amount of such excess Dilution Percentage, plus (b) ninety percent (90%)
of  the  aggregate  cash  surrender   value  of  the  life  insurance   policies
collaterally assigned by the Companies to CIT from time to time, as such cash surrender value is determined by CIT from time to time in its reasonable discretion and as such assignments are made to the satisfaction of CIT, less (c) any applicable Availability Reserves.

Business Day shall mean any day on which CIT and JP  Morgan/Chase  Bank are open
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for business.

Chase  Bank Rate  shall  mean the rate of  interest  per annum  announced  by JP
----------------
Morgan/Chase Bank from time to time as its prime rate in effect at its principal office in New York City. (The prime rate is not intended to be the lowest rate of interest charged by JP Morgan/Chase Bank to its borrowers).

Chase Based Rate shall have the meaning  given to such term in Paragraph  8.1 of
----------------
Section 8 of this Financing Agreement.

Closing  Date shall mean the date that this  Financing  Agreement  has been duly
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executed by the parties hereto and delivered to CIT.

Collateral  shall mean all present and future  Accounts,  Equipment,  Inventory,
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Documents of Title,  General Intangibles,  Real Estate,  Pledged Stock and Other
Collateral of each of the Companies.

Collection  Days shall mean one (1)  Business  Days to provide for the  deposit,
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clearance  and  collection  of  checks  or other  instruments  representing  the proceeds of Collateral, the amount of which has been credited to the Companies' Revolving Loan Account, and for which interest may be charged on the aggregate amount of such deposits, at the rate provided for in Paragraph 8.1 of Section 8 of this Financing Agreement.

Consolidated Balance Sheet shall mean a consolidated or compiled, as applicable,
--------------------------
balance sheet for the Companies and their consolidated subsidiaries, eliminating all inter-company transactions and prepared in accordance with GAAP.

Consolidating  Balance  Sheet  shall  mean a  Consolidated  Balance  Sheet  plus
-----------------------------
individual balance sheets for the Companies and their consolidated subsidiaries, showing all eliminations of inter-company transactions, including a balance sheet for each of the Companies exclusively, all prepared in accordance with GAAP.

Copyrights  shall  mean  all of each of the  Companies'  present  and  hereafter
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acquired copyrights, copyright registrations, recordings, applications, designs, styles, licenses, marks, prints and labels bearing any of the foregoing, goodwill, any and all general intangibles, intellectual property and rights pertaining thereto, and all cash and non-cash proceeds thereof.

Current  Assets shall mean those assets of the  Companies  which,  in accordance
---------------
with GAAP, are classified as current.

Current  Liabilities  shall mean those  liabilities of the Companies  which,  in
-------------------
accordance with GAAP, are classified as "current," provided however, that, notwithstanding GAAP, the Revolving Loans and the current portion of Permitted Indebtedness shall be considered "current liabilities."

Default shall mean any event specified in Section 10 hereof,  whether or not any
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requirement  for the giving of notice,  the lapse of time, or both, or any other condition, event or act, has been satisfied.

Default  Rate  of  Interest  shall  mean a rate of  interest  per  annum  on any
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Obligations  hereunder,  equal to the sum of: (a) two  percent  (2%) and (b) the applicable Chase Based Rate or the LIBOR Based Rate, which CIT shall be entitled to charge the Companies on all Obligations due CIT by the Companies, as further set forth in Paragraph 10.2 of Section 10 of this Financing Agreement.

Depository  Accounts  shall mean the collection  accounts,  which are subject to
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CIT's instructions, as specified in Paragraph 3.4 of Section 3 of this Financing
Agreement.

Dilution  Percentage shall mean, as of any time of calculation,  the then sum of
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the Companies' credits,  claims,  allowances,  discounts,  write-offs,  contras, off-sets and deductions divided by the then sum of Trade Accounts Receivable, all calculated on a rolling ninety (90) day average, as determined and calculated by CIT from time to time.

Documentation Fee shall mean subsequent to the Closing Date, CIT's standard fees
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relating  to  any  and  all  modifications,  waivers,  releases,  amendments  or additional collateral with respect to this Financing Agreement, the Collateral and/or the Obligations.

Documents of Title shall mean all of each of the  Companies'  present and future
------------------
documents (as defined in the UCC), and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto and all cash and non-cash proceeds of the foregoing.

Early  Termination Date shall mean the date on which the Companies or any one of
-----------------------
them terminates this Financing Agreement or the Revolving Line of Credit which date is prior to an Anniversary Date. Notice of termination, as aforesaid, by any one Company shall be deemed to be notice by the Companies for purposes hereof.

Early  Termination  Fee shall:  (a) mean the fee CIT is  entitled  to charge the
-----------------------
Companies in the event the Companies or any one of them terminates the Revolving Line of Credit or this Financing Agreement on a date prior to an Anniversary Date; and (b) be determined by multiplying the Revolving Line of Credit by (i) two percent (2%) if the Early Termination Date occurs on or before nine (9) months from the Closing Date (provided, however, such percentage shall be reduced to 1% on account of a termination resulting from the acquisition of the Companies), (ii) one percent (1%) if the Early Termination Date occurs after nine (9) months from the Closing Date but on or before two (2) years from the Closing Date; and (iii) zero percent (0%) if the Early Termination Date occurs after two (2) years from the Closing Date but prior to an Anniversary Date; provided, however, if the Companies elect to refinance the Obligations with another lender during the time period described in subparagraph (ii) above and CIT was offered the terms accepted by such other lender but declined to provide financing on such terms, the Early Termination Fee provided for in subparagraph
(ii) above shall be deemed waived by CIT upon the refinance of the Obligations by such other lender on such terms.

Eligible Accounts Receivable shall mean, as to any Company,  the gross amount of
----------------------------
such Company's Trade Accounts Receivable that are subject to a valid, exclusive, first priority and fully perfected security interest in favor of CIT, which conform to the warranties contained herein and which, at all times, continue to be acceptable to CIT in the exercise of its reasonable business judgment, less, without duplication, the sum of: (a) any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted, claimed or outstanding), and (b) reserves for any such Trade Accounts Receivable that arise from or are subject to or include: (i) sales to the United States of America, any state or other governmental entity or to any agency, department or division thereof, except for any such sales as to which such Company has complied with the Assignment of Claims Act of 1940 or any other applicable statute, rules or regulation, to CIT's satisfaction in the exercise of its reasonable business judgment; (ii) foreign sales, other than sales which otherwise comply with all of the other criteria for eligibility hereunder and are (x) secured by letters of credit (in form and substance satisfactory to CIT) issued or confirmed by, and payable at, banks satisfactory to CIT, having a place of business in the United States of America, or (y) to customers residing in Canada provided such Accounts do not exceed $3,000,000.00 in the aggregate at any one time; (iii) Accounts that remain unpaid more than ninety (90) days from invoice date or past due more than sixty (60) days; (iv) contra accounts; (v) sales to any other Company, any subsidiary, or to any company affiliated with the Companies in any way; (vi) bill and hold (deferred shipment) or consignment sales; (vii) sales to any customer which is: (A) insolvent, (B) the debtor in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law, (C) negotiating, or has called a meeting of its creditors for purposes of negotiating, a compromise of its debts, or (D) financially unacceptable to CIT or has a credit rating unacceptable to CIT;
(viii) all sales to any customer if fifty percent (50%) or more of the aggregate dollar amount of all outstanding invoices to such customer are unpaid more than ninety (90) days from invoice date or past due more than sixty (60) days; (ix) pre-billed receivables and receivables arising from progress billing; (x) an amount representing, historically, returns, discounts, claims, credits, allowances and applicable terms; (xi) sales not payable in United States currency; and (xii) any other reasons deemed necessary by CIT in its reasonable business judgment, including without limitation those which are customary either in the commercial finance industry or in the lending practices of CIT. Notwithstanding anything to the contrary contained herein, (i) the term "Eligible Accounts Receivable" shall not include the Trade Accounts Receivable of Broadband Networks and Broadband Management and (ii) Accounts from any one customer shall not be "Eligible Accounts Receivable" to the extent that the aggregate amount of such Accounts exceeds fifteen percent (15%) of the Revolving Line of Credit.

Environmental Laws shall mean applicable federal,  state or local laws, rules or
------------------
regulations, and any applicable judicial interpretations thereof, including any judicial or administrative order, judgment, permit, approval decision or determination, in each case pertaining to conservation or protection of the environment, in effect at the time in question, including the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Federal Water Pollution Control Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act and analogous state and local laws as may be amended from time to time thereby imposing either more or less stringent requirements as relates to activity occurring after the date hereof of any such amendments

Equipment  shall mean all of each  Companies'  present  and  hereafter  acquired
---------
equipment (as defined in the UCC) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds thereof of whatever sort.

ERISA shall mean the Employee Retirement Income Security Act or 1974, as amended
-----
from time to time and the rules and regulations promulgated thereunder from time to time.

ERISA  Affiliate  shall mean any (i)  corporation  which is or was at any time a
---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Company; (ii) partnership or other trade or business (whether or not incorporated) at any time under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Company; and (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Company, any corporation described in clause (i) above, or any partnership or trade or business described in clause (ii) above.

Event(s) of Default  shall have the meaning  provided  for in Section 10 of this
-------------------
Financing Agreement.

Fiscal Quarter shall mean,  with respect to the  Companies,  each period of each
--------------
Fiscal Year ending on the dates set forth on Schedule 4.

Fiscal  Year shall mean the 52 or 53 week  period  ending on the last  Friday in
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June of each year.

GAAP shall mean generally accepted accounting principles in the United States of
----
America as in effect from time to time and for the period as to which such accounting principles are to apply, provided that in the event the Companies modify their accounting principles and procedures as applied as of the Closing Date, the Companies shall provide such statements of reconciliation as shall be in form and substance acceptable to CIT.

General  Intangibles  shall  mean  all of each  of the  Companies'  present  and
--------------------
hereafter acquired general intangibles (as defined in the UCC), and shall include, without limitation, all present and future right, title and interest in and to: (a) all Trademarks, tradenames, corporate names, business names, logos and any other designs or sources of business identities, (b) Patents, together with any improvements on said Patents, utility models, industrial models, and designs, (c) Copyrights, (d) trade secrets, (e) licenses, permits and franchises, (f) all applications with respect to the foregoing, (g) all right, title and interest in and to any and all extensions and renewals, (h) goodwill with respect to any of the foregoing, (i) any other forms of similar intellectual property, (j) all customer lists, distribution agreements, supply agreements, blue prints, indemnification rights and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise, and all cash and non-cash proceeds thereof, including, without limitation, the proceeds or royalties of any licensing agreements between any Company and any licensee of any such Company's General Intangibles. The term "General Intangibles" shall include, without limitation, the tax refund currently owing to the Companies from the Internal Revenue Service.

Indebtedness shall mean,  without  duplication,  all liabilities,  contingent or
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otherwise,  which  are any of the  following:  (a)  obligations  in  respect  of borrowed money or for the deferred purchase price of property, services or assets, other than Inventory, or (b) lease obligations which, in accordance with GAAP, have been, or which should be capitalized.

Insurance  Proceeds  shall mean proceeds or payments  from an insurance  carrier
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with respect to any loss, casualty or damage to Collateral.

Internal  Revenue Code shall mean the Internal  Revenue Code of 1986, as amended
----------------------
from time to time, and any successor statute thereto and all rules and regulations promulgated thereunder.

Inventory  shall  mean  all of  each of the  Companies'  present  and  hereafter
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acquired  inventory (as defined in the UCC) and including,  without  limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same in all stages of production from raw materials through work-in-process to finished goods and all proceeds thereof of whatever sort.

Investment  Property shall mean all now owned and hereafter acquired  investment
--------------------
property (as defined in the UCC) and all proceeds thereof.

Issuing Bank shall mean the bank issuing Letters of Credit for the Companies.
------------

Letters of Credit  shall mean all  standby  letters  of credit  issued  with the
-----------------
assistance of CIT in accordance with Section 5 hereof by the Issuing Bank for or on behalf of a Company.

Letter  of Credit  Guaranty  shall  mean the  guaranty  delivered  by CIT to the
---------------------------
Issuing Bank of any Company's reimbursement obligations under the Issuing Bank's reimbursement agreement, application for Letter of Credit or other like document.

Letter of Credit  Guaranty  Fee shall mean the fee CIT may charge the  Companies
-------------------------------
under Paragraph 8.3 of Section 8 of this Financing Agreement for: a) issuing a Letter of Credit Guaranty, and/or b) otherwise aiding the Companies, or any one of them, in obtaining Letters of Credit, all pursuant to Section 5 hereof.

Letter  of Credit  Sub-Line  shall  mean the  commitment  of CIT to  assist  the
---------------------------
Companies in obtaining Letters of Credit, pursuant to Section 5 hereof, in an aggregate amount of $6,000,000.00.

LIBOR shall mean for any month, a rate of interest equal to the applicable LIBOR
-----
rate for one month interests periods quoted to CIT by JP Morgan/Chase Bank (or any successor thereof) two (2) Business Days prior to the beginning of such month.

LIBOR Based Rate shall have the meaning  given to such term in Paragraph  8.1 of
----------------
Section 8 of this Financing Agreement.

Life  Insurance  Policies shall mean the life  insurance  policies  collaterally
-------------------------
assigned to CIT from time to time.

Line of Credit shall mean the aggregate  commitment of CIT to (a) make Revolving
--------------
Loans pursuant to Section 3 of this Financing Agreement and (b) assist any of the Companies in opening Letters of Credit pursuant to Section 5 of this Financing Agreement, in the aggregate amount equal to $20,000,000.00.

Line of Credit Fee shall:  (a) mean the fee due CIT at the end of each month for
------------------
the Line of Credit,  and (b) be determined by multiplying the difference between
(i) the Revolving Line of Credit and (ii) the sum, for said month, of (x) the average daily balance of Revolving Loans plus (y) the average daily balance of Letters of Credit outstanding for said month, by 0.375% per annum for the number of days in said month.

Loan Documents shall mean this Financing Agreement,  Mortgages,  the assignments
--------------
of the Life Insurance Policies, the Pledge Agreement, the other closing documents and any other ancillary loan and security agreements executed from time to time in connection with this Financing Agreement, all as may be renewed, amended, extended, increased or supplemented from time to time.

Loan  Facility  Fee shall mean the fee payable to CIT in  accordance  with,  and
-------------------
pursuant to, the provisions of Paragraph 8.7 of Section 8 of this Financing Agreement.

Material  Adverse  Effect  shall mean,  relative to any  occurrence  of whatever
-------------------------
nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business, operations, prospects or assets of C-COR on an individual basis or all of the Companies taken as a whole, or (b) a material impairment of the ability of C-COR on an individual basis or all of the Companies taken as a whole to perform obligations under the Loan Documents or
(c) an impairment of the validity or enforceability of any Loan Document in any manner which materially affects any material rights and/or material benefits intended to be bestowed on CIT under the Loan Documents.

Mortgages shall have the meaning given to such term in Section 7.16(a).
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Obligations  shall mean all loans,  advances and extensions of credit made or to
-----------
be made by CIT to the Companies, or any one of them, or to others for the Companies' account (including, without limitation, all Revolving Loans and

Letter of Credit Guaranties); any and all indebtedness and obligations which may at any time be owing by the Companies, or any one of them, to CIT howsoever arising, whether now in existence or incurred by the Companies, or any one of them, from time to time hereafter; whether principal, interest, fees, costs, expenses or otherwise; whether secured by pledge, lien upon or security interest in any of the Companies' Collateral, assets or property or the assets or property of any other person, firm, entity or corporation; whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Companies, or any one of them, are liable to CIT for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include indebtedness owing to CIT by the Companies, or any one of them, under any Loan Document or under any other agreement or arrangement now or hereafter entered into between the Companies and CIT; indebtedness or obligations incurred by, or imposed on, CIT as a result of environmental claims arising out of any of the Companies' operations, premises or waste disposal practices or sites in accordance with paragraph 7.7 hereof; the Companies' liability to CIT as maker or endorser of any promissory note or other instrument for the payment of money; any of the Company's liability to CIT under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which CIT may make or issue to others for the
Companies' account, including any Letter of Credit Guaranty or other accommodation extended by CIT with respect to applications for Letters of Credit, CIT's acceptance of drafts or CIT's endorsement of notes or other instruments for the Companies' account and benefit.

Other  Collateral  shall  mean  all of  each of the  Companies'  now  owned  and
-----------------
hereafter acquired lockbox, blocked account and any other deposit accounts maintained with any bank or financial institutions into which the proceeds of Collateral are or may be deposited; all other deposit accounts and all Investment Property; all cash and other monies and property in the possession or control of CIT; all books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon; and all cash and non-cash proceeds of the foregoing.

Out-of-Pocket  Expenses  shall mean all of CIT's  present  and  future  expenses
-----------------------
incurred relative to this Financing Agreement or any other Loan Documents, whether incurred heretofore or hereafter, which expenses shall include, without being limited to: the cost of record searches, all costs and expenses incurred by CIT in opening bank accounts, depositing checks, receiving and transferring funds, and wire transfer charges, any charges imposed on CIT due to returned items and "insufficient funds" of deposited checks and CIT's standard fees relating thereto, any amounts paid by, incurred by or charged to, CIT by the Issuing Bank under a Letter of Credit Guaranty or a Company's reimbursement agreement, application for Letters of Credit or other like document which pertain either directly or indirectly to such Letters of Credit, and CIT's standard fees relating to the Letters of Credit and any drafts thereunder, travel, lodging and similar expenses of CIT's personnel in connection with inspecting and monitoring the Collateral from time to time hereunder, any applicable reasonable counsel fees and disbursements, fees and taxes relative to the filing of financing statements, all expenses, costs and fees set forth in

Paragraph 10.3 of Section 10 of this Financing  Agreement,  and title  insurance
premiums,   real  estate  survey   costs,   costs  of  preparing  and  recording
mortgages/deeds of trust against the Real Estate.

Overadvance  Rate shall mean a rate equal to one-half of one percent  (1/2%) per
-----------------
annum in excess of the applicable contract rate of interest determined in accordance with Section 8, Paragraph 8.1(a) of this Financing Agreement.

Overadvances  shall  mean the  amount  by which  (a) the sum of all  outstanding
------------
Revolving Loans, Letters of Credit and advances made hereunder exceed (b) the Borrowing Base.

Patents shall mean all of each of the Companies'  present and hereafter acquired
-------
patents, patent applications, registrations, any reissues or renewals thereof, licenses, any inventions and improvements claimed thereunder, and all general intangible, intellectual property and patent rights with respect thereto of the Companies or any one of them, and all income, royalties, cash and non-cash proceeds thereof.

Permitted  Encumbrances  shall  mean:  (a) liens  existing on the date hereof on
-----------------------
specific items of Equipment and other liens expressly permitted, or consented to in writing by CIT; (b) Purchase Money Liens; (c) liens of local or state authorities for franchise or other like Taxes, provided that the aggregate amounts of such liens shall not exceed $100,000.00 in the aggregate at any one time; (d) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens) and with respect to which adequate reserves or other appropriate provisions are being maintained by the Companies in accordance with GAAP; (e) deposits made (and the liens thereon) in the ordinary course of business of the Companies (including, without limitation, security deposits for leases, performance bonds, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting the Real Estate, if applicable, and which in the aggregate (A) do not materially interfere with the occupation, use or enjoyment by any of the Companies of their business or the property so encumbered and (B) in the reasonable business judgment of CIT do not materially and adversely affect the value of such Real Estate; (g) liens granted CIT by the Companies or any one of them; (h) liens of judgment creditors provided such liens do not exceed, in the aggregate, at any time, $50,000.00 (other than liens bonded or insured to the reasonable satisfaction of CIT); (i) tax liens which are not yet due and payable or which are being diligently contested in good faith by the Companies by appropriate proceedings, and which liens are not (x) filed on any public records, (y) other than with respect to Real Estate, senior to the liens of CIT or (z) for Taxes due the United States of America or any state thereof having similar priority statutes, as further set forth in paragraph 7.6 hereof; (j) a lien on the real property of C-COR located in Tipton, Pennsylvania securing indebtedness to the Pennsylvania Industrial Development Authority with an outstanding principal balance of $138,199.00 as of the Closing Date; (k) a lien on the real estate of C-COR located in State College, Pennsylvania securing indebtedness to the Pennsylvania Industrial Development Authority with an outstanding principal balance of $1,124,063.00 as of the Closing Date; and (l) liens on cash collateral in the amount of $3,015,000.00 granted to the Existing Lender to secure letters of credit which have been issued by the Existing Lender and which are outstanding on the Closing Date.

Permitted  Indebtedness  shall mean: (a) current  Indebtedness  maturing in less
-----------------------
than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, Taxes or labor; (b) the Indebtedness secured by Purchase Money Liens; (c) Subordinated Debt; (d) Indebtedness arising under the Letters of Credit and this Financing Agreement; (e) deferred Taxes and other expenses incurred in the ordinary course of business; and (f) other Indebtedness existing on the date of execution of this Financing Agreement and listed in the most recent financial statement delivered to CIT or otherwise disclosed to CIT in writing prior to the Closing Date.

Pledge Agreement shall have the meaning given to such term in Section 2.1(k).
----------------

Pledged  Stock shall mean 65% of the issued and  outstanding  capital stock of C
--------------
COR de Mexico, S.A. de C.V.

Purchase Money Liens shall mean liens (including  capital leases) on any item of
--------------------
Equipment acquired after the date of this Financing Agreement provided that (a) each such lien shall attach only to the property to be acquired, (b) a description of the Equipment so acquired is furnished to CIT, and (c) the debt incurred in connection with such acquisitions shall not exceed, in the aggregate, $2,000,000.00 in any Fiscal Year.

Real Estate shall mean each of the Company's fee and/or  leasehold  interests in
-----------
the real property, including any such real property which has been, or will be, encumbered, mortgaged, pledged or assigned to CIT or its designee.

Revolving  Line of Credit  shall mean the  aggregate  commitment  of CIT to make
-------------------------
loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to the Companies, in the aggregate amount of $20,000,000.00.

Revolving Loan Account shall mean the accounts on CIT's books, in each Company's
----------------------
name, in which each Company will be charged with all applicable Obligations under this Financing Agreement.

Revolving Loans shall mean the loans and advances made, from time to time, to or
---------------
for the account of each of the Companies by CIT pursuant to Section 3 of this Financing Agreement.

Subordinated  Debt shall  mean the debt due a  Subordinating  Creditor  (and the
------------------
note(s) evidencing such) which has been subordinated, by a Subordination Agreement, to the prior payment and satisfaction of the Obligations of the Companies to CIT.

Subordinating  Creditor shall mean any party hereafter executing a Subordination
-----------------------
Agreement.

Subordination  Agreement  shall  mean  the  agreement  (in  form  and  substance
------------------------
satisfactory to CIT) among the Companies, a Subordinating Creditor and CIT pursuant to which Subordinated Debt is subordinated to the prior payment and satisfaction of the Companies' Obligations to CIT.

Taxes shall mean all federal,  state,  municipal and other  governmental  taxes,
-----
levies, charges, claims and assessments which are or may be due by the Companies with respect to their business, operations, Collateral or otherwise.

Total Assets shall mean total assets  determined in  accordance  with GAAP, on a
------------
basis consistent with the latest audited financial statements of the Companies.

Total  Liabilities  shall mean total  liabilities  determined in accordance with
------------------
GAAP, on a basis consistent with the latest audited financial statements of the Companies.

Trade  Accounts  Receivable  shall mean that  portion of each of the  Companies'
---------------------------
Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of the Companies' business.

Trademarks  shall  mean  all of each of the  Companies'  present  and  hereafter
----------
acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, service marks, prints and labels (on which any of the foregoing may appear), licenses, reissues, renewals, and any other intellectual property and trademark rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all cash and non-cash proceeds thereof.

UCC shall mean the  Uniform  Commercial  Code as the same may be amended  and in
---
effect from time to time in the state of North Carolina.

Working Capital shall mean Current Assets in excess of Current Liabilities.
---------------

SECTION 2.             Conditions Precedent.
                       --------------------

         2.1      Conditions to Initial Loans
                  ---------------------------
         The obligation of CIT to make the initial loans hereunder is subject to the satisfaction of, extension of or waiver in writing of, on or prior to, the Closing Date, the following conditions precedent:

         (a) Lien Searches - CIT shall have  received tax,  judgment and Uniform
             -------------
Commercial Code searches satisfactory to CIT for all locations presently occupied or used by each of the Companies.

         (b) Casualty  Insurance - Each of the Companies shall have delivered to
             -------------------
CIT evidence satisfactory to CIT that casualty insurance policies listing CIT as additional insured, loss payee or mortgagee, as the case may be, are in full force and effect, all as set forth in Paragraph 7.5 of Section 7 of this Financing Agreement.

         (c) UCC  Filings - Any  financing  statements  required  to be filed in
             ------------
order to create, in favor of CIT, a first perfected security interest in the Collateral, subject only to the Permitted Encumbrances, shall have been properly filed in each office in each jurisdiction required in order to create in favor of CIT a perfected lien on the Collateral. CIT shall have received acknowledgment copies of all such filings (or, in lieu thereof, CIT shall have received other evidence satisfactory to CIT that all such filings have been made) and CIT shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

         (d)  Board  Resolution  -  CIT  shall  have  received  a  copy  of  the
              -----------------
resolutions of the Board of Directors of each of the Companies authorizing the execution, delivery and performance of (i) this Financing Agreement and (ii) any related agreements, in each case certified by the Secretary or Assistant Secretary of each of the Companies as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of the Companies and the as to the incumbency and signature of the officers of each of the Companies executing such Loan Documents and any certificate or other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         (e) Corporate  Organization - CIT shall have received (i) a copy of the
             -----------------------
Certificate of Incorporation of each of the Companies certified by the Secretary of State of the states of their incorporation, and (ii) a copy of the By-Laws of each of the Companies certified by the respective Secretary or Assistant Secretary thereof, all as amended through the date hereof (or in the case of any Company being a limited liability company, appropriate organizational documents including certificates of formation and operating agreements with certifications satisfactory to CIT).

         (f)  Officer's  Certificate  - CIT  shall  have  received  an  executed
              ----------------------
Officer's Certificate of each of the Companies, satisfactory in form and substance to CIT, certifying that (i) the representations and warranties contained herein are true and correct in all material respects on and as of the Closing Date; (ii) each of the Companies is in compliance with all of the terms and provisions set forth herein; and (iii) no Default or Event of Default has occurred

         (g) Opinions - Counsel for the  Companies  shall have  delivered to CIT
             --------
opinions satisfactory to CIT opining, inter alia, that, subject to the (i) filing, priority and remedies provisions of the Uniform Commercial Code, (ii) the provisions of the Bankruptcy Code, insolvency statutes or other like laws,
(iii) the equity powers of a court of law and (iv) such other matters as may be agreed upon with CIT: (x) this Financing Agreement and all other Loan Documents of each of the Companies are (A) valid, binding and enforceable according to their terms, (B) are duly authorized, executed and delivered, and (C) do not violate any terms, provisions, representations or covenants in the charter or by-laws of each of the Companies or, to the best knowledge of such counsel, of any loan agreement, mortgage, deed of trust, note, security or pledge agreement, indenture or other contract to which the Companies or any one of them are signatories or by which the Companies or any one of them or their assets are bound.

         (h)  Absence of  Default - No  Default  or Event of Default  shall have
              -------------------
occurred and no material adverse change shall have occurred in the financial condition, business, prospects, profits, operations or assets of the Companies or any one of them or any of the Companies' subsidiaries.

         (i) Legal  Restraints/Litigation  - As of the Closing Date, there shall
             ----------------------------
be no (x) litigation, investigation or proceeding (judicial or administrative) pending or threatened against the Companies or any one of them or their assets, by any agency, division or department of any county, city, state or federal government arising out of this Financing Agreement; (y) injunction, writ or restraining order restraining or prohibiting the financing arrangements contemplated under this Financing Agreement; or (z) suit, action, investigation or proceeding (judicial or administrative) pending against the Companies or any one of them or their assets, which, in the opinion of CIT, if adversely determined, could have a material adverse effect on the business, operation, assets, financial condition or Collateral of the Companies or any one of them.

         (j) Cash Budget  Projections  - CIT shall have  received,  reviewed and
             ------------------------
been satisfied with a twelve (12) month cash budget projection prepared by each of the Companies.

         (k) Pledge  Agreement  C-COR  shall (i)  execute  and  deliver to CIT a
             -----------------
pledge and security agreement (the "Pledge Agreement") pledging to CIT as additional collateral for the Obligations of the Companies not less than 65% of the issued and outstanding stock of C COR de Mexico, S.A. de C.V. and, (ii) deliver to CIT the stock certificates evidencing such stock together with duly executed stock powers (undated and in-blank) with respect thereto, all in form and substance satisfactory to CIT.

         (l)  Additional  Documents - Each of the Companies  shall have executed
              ---------------------
and delivered to CIT all Loan Documents necessary to consummate the lending arrangement contemplated between the Companies and CIT.

         (m) Disbursement  Authorization - The Companies shall have delivered to
             ---------------------------
CIT all information necessary for CIT to issue wire transfer instructions on behalf of each of the Companies for the initial and subsequent loans and/or advances to be made under this Financing Agreement including, but not limited to, disbursement authorizations in form acceptable to CIT.

         (n)  Examination  &  Verification  - CIT shall have  completed,  to its
              ----------------------------
satisfaction, an examination and verification of the Accounts, Inventory, financial statements, books and records of each of the Companies which examination shall indicate that, after giving effect to all Revolving Loans, advances and extensions of credit to be made at closing, the Companies shall have an aggregate opening liquidity (i.e. cash equivalents plus Availability) of at least $20,000,000.00, as evidenced by a Borrowing Base certificate delivered by the Companies to CIT as of the Closing Date. It is understood that such requirement contemplates that all debts and obligations are current, and that all payables are being handled in the normal course of the Companies' business and consistent with their past practice.

         (o) Depository  Accounts - Each of the Companies shall have established
             --------------------
a system of lockbox and bank accounts with respect to the collection of Accounts and the deposit of proceeds of Collateral as shall be acceptable to CIT in all respects. Such accounts shall be subject to three party agreements (between the Companies, CIT and the depository bank), which shall be in form and substance satisfactory to CIT.

         (p)  Existing  Revolving  Credit  Agreement - The  Companies'  existing
              --------------------------------------
credit agreement with Citizens Bank of Pennsylvania (the "Existing Lender") shall be: (i) terminated; (ii) all loans and obligations of the Companies thereunder shall be paid or satisfied in full, including through utilization of the proceeds of the initial Revolving Loans to be made under this Financing Agreement; and (iii) all liens or security interests in favor of the Existing Lender on the Collateral and otherwise in connection therewith shall be terminated and/or released upon such payment. Notwithstanding the foregoing, CIT will permit existing letters of credit issued by the Existing Lender to stay in place after the Closing Date and will permit such letters of credit to be secured by cash collateral provided that the obligations of the Companies to the Existing Lender with respect to such letters of credit are secured only by such cash collateral.

         (q) Environmental Report - CIT shall have received  environmental audit
             --------------------
reports on i) all of each of the Companies' leasehold and fee interests, and ii) the Companies' waste disposal practices. The reports must x) be satisfactory to

CIT and y) not disclose or indicate any material liability (real or potential) stemming from the Companies' premises, their operations, their waste disposal practices or waste disposal sites used by Companies.

         (r)  Schedules - The  Companies or their counsel shall provide CIT with
              ---------
schedules of: (a) any of the Companies' (i) Trademarks, (ii) Patents, and (iii) Copyrights, as applicable and all in such detail as to provide appropriate recording information with respect thereto, (b) any tradenames, (c) monthly rental payments for any leased premises or any other premises where any Collateral may be stored or processed, and (d) Permitted Encumbrances, all of the foregoing in form and substance satisfactory to CIT.

         (s) Life Insurance  Assignments - CIT shall have received  satisfactory
             ---------------------------
assignments of the life insurance described on Schedule 3 attached hereto.

Upon the execution of this Financing Agreement and the initial disbursement of loans hereunder, all of the above Conditions Precedent shall have been deemed satisfied except as otherwise set forth hereinabove or as the Companies and CIT shall otherwise agree in writing.

         2.2      Conditions to Each Extension of Credit
                  --------------------------------------
         Except to the extent expressly set forth in this Financing Agreement, the agreement of CIT to make any extension of credit requested to be made by it to any of the Companies on any date (including without limitation, the initial extension of credit) is subject to the satisfaction of the following conditions precedent:

         a)  Representations  and Warranties - Each of the  representations  and
             -------------------------------
warranties made by each of the Companies in or pursuant to this Financing Agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date.

         b) No Default - No Default or Event of Default  shall have occurred and
            ----------
be continuing on such date or after giving effect to the extension of credit requested to be made on such date.

         c) Borrowing  Base - Except as may be otherwise  agreed to from time to
            ---------------
time by CIT and the Companies in writing, after giving effect to the extension of credit requested to be made by the Companies on such date, the aggregate outstanding balance of the Revolving Loans and outstanding Letters of Credit owing by the Companies will not exceed the lesser of (i) the Revolving Line of Credit or (ii) the Borrowing Base.

Each borrowing by a Company hereunder shall constitute a representation and warranty by the Companies as of the date of such loan or advance that each of the representations, warranties and covenants contained in the Financing Agreement have been satisfied and are true and correct, except as the Companies and CIT shall otherwise agree herein or in a separate writing.

SECTION 3.             Revolving Loans.
                       ---------------
         3.1 CIT agrees, subject to the terms and conditions of this Financing Agreement, from time to time, and within (x) Availability and (y) the Line of Credit (but subject to CIT's right to make "Overadvances"), to make loans and advances to the Companies on a revolving basis (i.e. subject to the limitations set forth herein, the Companies may borrow, repay and re-borrow Revolving Loans). Such loans and advances shall be in amounts not to exceed the Borrowing Base. All requests for loans and advances must be received by an officer of CIT no later than 1:00 p.m., New York time, of the Business Day on which any such loans and advances are required. Should CIT for any reason honor requests for Overadvances, any such Overadvances shall be made in CIT's sole discretion and subject to any additional terms CIT deems necessary.

         3.2 In furtherance of the continuing assignment and security interest in each of the Companies' Accounts and Inventory, each of the Companies will, upon the creation of Accounts and purchase or acquisition of Inventory, execute and deliver to CIT in such form and manner as CIT may reasonably require, solely for CIT's convenience in maintaining records of Collateral, such confirmatory schedules of Accounts and Inventory as CIT may reasonably request, including, without limitation, weekly schedules of Accounts and monthly schedules of
Inventory, all in form and substance satisfactory to CIT, and such other appropriate reports designating, identifying and describing the Accounts and Inventory as CIT may reasonably request, and provided further that CIT may request any such information more frequently, from time to time, upon its reasonable prior request. In addition, upon CIT's request, each of the Companies shall provide CIT with copies of agreements with, or purchase orders from, such Companies' customers, and copies of invoices to customers, proof of shipment or delivery, access to their computers, electronic media and software programs associated therewith (including any electronic records, contracts and signatures) and such other documentation and information relating to said Accounts and other Collateral as CIT may reasonably require. Failure to provide CIT with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. Each of the Companies hereby authorizes CIT to regard the Companies' printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by one of the Companies' authorized officers or agents.

         3.3 Each of the Companies hereby represents and warrants that: each Trade Account Receivable is based on an actual and bona fide sale and delivery of Inventory or rendition of services to customers, made by the Companies in the ordinary course of their business; the Inventory being sold, and the Trade Accounts Receivable created, are the exclusive property of the Companies and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Encumbrances; the invoices evidencing such Trade Accounts Receivable are in the name of the Companies; and the Companies' customers have accepted the Inventory or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra, except for disputes and other matters arising in the ordinary course of business with respect to which the Companies have complied with the notification requirements of Paragraph 3.5 of this Section 3. The Companies confirm to CIT that any and all Taxes or fees relating to their business, their sales, the Accounts or Inventory relating thereto, are their sole responsibility and that same will be paid by the Companies when due, subject to Paragraph 7.6 of Section 7 of this Financing Agreement, and that none of said Taxes or fees represent a lien on or claim against the Accounts. The Companies hereby further represent and warrant that they shall not acquire any Inventory on a consignment basis, nor co-mingle their Inventory with any of their customers or any other person, including pursuant to any bill and hold sale or otherwise, and that their Inventory is marketable to their customers in the ordinary course of business of the Companies, except as it may otherwise report in writing to CIT pursuant to Paragraph 3.5 hereof from time to time. Each of the Companies also warrant and represent that they are duly and validly existing corporations or limited liability companies and are qualified in all states where the failure to so qualify would have an adverse effect on their business or their ability to enforce collection of Accounts due from customers residing in that state. The Companies agree to maintain such books and records regarding Accounts and Inventory as CIT may reasonably require. All of the books and records of the Companies will be available to CIT at normal business hours, including any records handled or maintained for the Companies or any one of them by any other company or entity.

         3.4 (a) Until CIT has advised the Companies to the contrary after the occurrence of an Event of Default, the Companies, at their expense, will enforce, collect and receive all amounts owing on their respective Accounts in the ordinary course of their business and any proceeds they so receive shall be subject to the terms hereof, and held on behalf of and in trust for CIT. Such privilege shall terminate at the election of CIT, upon the occurrence of an Event of Default. Any checks, cash, credit card sales, notes or other instruments or property received by a Company with respect to any Collateral, including Accounts, shall be held by such Company in trust for CIT, separate from such Company's own or the Companies' property and funds, and promptly turned over to CIT with proper assignments or endorsements by deposit to the Depository Accounts. Each of the Companies shall: (i) indicate on all of their invoices that funds should be delivered to and deposited in a Depository
Account; (ii) direct all of their account debtors to deposit any and all proceeds of Collateral into the Depository Accounts; (iii) irrevocably authorize and direct any banks which maintain the Companies' initial receipt of cash, checks and other items to promptly wire transfer all available funds to a Depository Account; and (iv) advise all such banks of CIT's security interest in such funds. The Companies shall provide CIT with prior written notice of any and all deposit accounts opened or to be opened subsequent to the Closing Date. Subject to Collection Days, all amounts received by CIT in payment of Accounts will be credited to the Revolving Loan Account when CIT is advised by its bank of its receipt of "collected funds" at CIT's bank account in New York, New York on the Business Day of such advise if advised no later than 1:00 p.m. EST or on the next succeeding Business Day if so advised after 1:00 PM EST. No checks, drafts or other instrument received by CIT shall constitute final payment to CIT unless and until such instruments have actually been collected.

         (b) The Companies shall establish and maintain, in their name and at their expense, Depository Accounts with such banks as are acceptable to CIT (the "Blocked Accounts") into which each of the Companies shall promptly cause to be deposited: (i) all proceeds of Collateral received by any of the Companies, including all amounts payable to the Companies from credit card issuers and credit card processors, and (ii) all amounts on deposit in deposit accounts used by the Companies at each of their locations, all as further provided in Paragraph 3.4(a) above. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to CIT (the "Blocked Account Agreements"), providing that all cash, checks and items received or deposited in the Blocked Accounts are the property of CIT, that the depository bank has no lien upon, or right of set off against, the Blocked Accounts and any cash, checks, items, wires or other funds from time to time on deposit therein, except as otherwise provided in the Blocked Account Agreements, and that automatically, on a daily basis the depository bank will wire, or otherwise transfer, in immediately available funds, all funds received or deposited into the Blocked Accounts to such bank account as CIT may from time to time designate for such purpose; provided, however, with respect to the Depository Account maintained with Bank of America, N.A., the Companies shall have 30 days after the Closing Date to either terminate such Depository Account or obtain a Blocked Account Agreement with Bank of America, N.A. with respect thereto. The Companies hereby confirm and agree that all amounts deposited in such Blocked Accounts and any other funds received and collected by CIT, whether as proceeds of Inventory or other Collateral or otherwise, shall be the property of CIT.

         3.5 The Companies agree to notify CIT: (a) of any matters affecting the value, enforceability or collectibility of any Account and of all customer disputes, offsets, defenses, counterclaims, returns, rejections and all reclaimed or repossessed merchandise or goods, and of any adverse effect in the value of their Inventory, in their weekly and monthly collateral reports (as applicable) provided to CIT hereunder, in such detail and format as CIT may reasonably require from time to time; and (b) promptly of any such matters which
(i) are material, as a whole, to the Accounts and/or the Inventory, or (ii) which adversely affect the value of any Account or Inventory in an amount of $100,000 or more. The Companies agree to issue credit memoranda promptly (with duplicates to CIT upon request after the occurrence of an Event of Default) upon accepting returns or granting allowances. Upon the occurrence of an Event of Default (which is not waived in writing by CIT) and on notice from CIT, the Companies agree that all returned, reclaimed or repossessed merchandise or goods shall be set aside by the Companies, marked with CIT's name (as secured party) and held by the Companies for CIT's account.

         3.6 (a) Subject to (b) below, CIT shall maintain a Revolving Loan Account on its books in which each of the Companies will be charged with all loans and advances made by CIT to such Company to it or for its account, and with any other Obligations, including any and all costs, expenses and reasonable attorney's fees which CIT may incur in connection with the exercise by or for CIT of any of the rights or powers herein conferred upon CIT, or in the prosecution or defense of any action or proceeding to enforce or protect any rights of CIT in connection with this Financing Agreement, the other Loan

Documents or the Collateral assigned hereunder, or any Obligations owing by such Company. The Companies will be credited with all amounts received by CIT from the Companies or from others for the Companies' account, including, as above set forth, all amounts received by CIT in payment of Accounts, and such amounts will be applied to payment of the Obligations as set forth herein. In no event shall prior recourse to any Accounts or other security granted to or by the Companies be a prerequisite to CIT's right to demand payment of any Obligation. Further, it is understood that CIT shall have no obligation whatsoever to perform in any respect any of the Companies' contracts or obligations relating to the Accounts.

         (b) In order to utilize the collective borrowing powers of the Companies (collectively the "Collective Borrowers") in the most efficient and economical manner, and in order to facilitate the handling of the accounts of the Collective Borrowers on CIT's books, the Collective Borrowers have requested, and CIT has agreed to handle accounts of the Collective Borrowers on CIT's books on a combined basis, all in accordance with the following provisions: (i) in lieu of maintaining separate accounts on CIT's books in the name of each of the Collective Borrowers, CIT shall maintain one account under the name: C-COR.Net Corp. (herein the "Collective Account"). Loans and advances made by CIT to any of the Collective Borrowers will be charged to the Collective Account indicated above, along with any charges and expenses under this Financing Agreement. The Collective Account will be credited, with all amounts received by CIT from any of the Collective Borrowers or from others for their account including all amounts received by CIT in payment of Accounts assigned to CIT as provided in this Financing Agreement; (ii) each month CIT will render to the Collective Borrowers one extract of the combined Collective Account, which shall be deemed to be an account stated as to each of the Collective Borrowers and which will be deemed correct and accepted by all of the Collective Borrowers unless CIT receives a written statement of exceptions from them within thirty
(30) days after such extract has been rendered by CIT. It is expressly understood and agreed by each of the Collective Borrowers that CIT shall have no obligation to account separately to any of the Collective Borrowers; (iii) requests for loans and advances may be made by C-COR as agent for the Collective Borrowers and CIT is hereby authorized and directed to accept, honor and rely on such instructions and requests, subject to the limitation and provisions set forth in this Financing Agreement. It is expressly understood and agreed by each of the Collective Borrowers that CIT shall have no responsibility to inquire into the correctness of the apportionment, allocation, or disposition of (x) any loans and advances made to any of the Collective Borrowers or (y) any of CIT's expenses and charges relating thereto. All loans and advances are made for the Collective Account; (iv) the Collective Borrowers jointly and severally unconditionally guarantee to CIT the prompt payment in full of (A) all loans and advances made and to be made by CIT to any of them under this Financing Agreement, as well as (B) all other Obligations of the Collective Borrowers to CIT; (v) All Accounts assigned to CIT by any of the Collective Borrowers and any other collateral security now or hereafter given to CIT by any of the Collective Borrowers (be it Accounts or otherwise), shall secure all loans and advances made by CIT to any of the Collective Borrowers, and shall be deemed to be pledged to CIT as security for any and all other Obligations of the Collective Borrowers to CIT as set forth under this Financing Agreement or any other agreements between CIT and any of the Collective Borrowers; (vi) it is understood that the handling of the accounts of the Collective Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Collective Borrowers and at their request, and that CIT shall incur no liability to the Collective Borrowers as a result hereof. To induce CIT to do so, and in consideration thereof, each of the Collective Borrowers hereby agrees to indemnify CIT and hold CIT harmless against any and all liability, expense, loss or claim of damage or injury, made against CIT by any of the Collective Borrowers or by any third party whosoever, arising from or incurred solely by reason of (1) the method of handling the accounts of the Collective Borrowers as herein provided, (2) CIT relying on any instructions of any of the Collective Borrowers, or (3) any other action taken by CIT in accordance with this subparagraph (b) of Paragraph 3.6 of Section 3 of this Financing Agreement; and (vii) the foregoing request was made because the Collective Borrowers are engaged in an integrated operation that requires financing on a basis permitting the availability of credit from time to time to each of the Collective Borrowers as required for the continued successful operation of each of the Collective Borrowers. Each of the Collective Borrowers expects to derive benefit, directly or indirectly, from such availability since the successful operation of each of the Collective Borrowers is dependent on the continued successful performance of the functions of the integrated group. In addition, the Companies have informed CIT that:

                  (A) C-COR, in order to increase the efficiency and productivity of each of the other Collective Borrowers, has centralized in itself a cash management system which entails, in part, central disbursement and operating accounts in which it provides the working capital needs of each of the other Collective Borrowers and manages and timely pays the accounts payable of each of the other Collective Borrowers;

                  (B) C-COR is further enhancing the operating efficiencies of the other Collective Borrowers by in certain circumstances purchasing, or causing to be purchased, in its name for its account all materials, supplies, inventory and services required by the other Collective Borrower which will result in reducing the operating costs of the other Collective Borrowers; and

                  (C) Since all of the Collective Borrowers are now engaged in an integrated operation that requires financing on an integrated basis and since each Collective Borrower expects to benefit from the continued successful performance of such integrated operations and in order to best utilize the collective borrowing powers of each Collective Borrower in the most effective and cost efficient manner and to avoid adverse effects on the operating efficiencies of each Collective Borrower and the existing back-office practices of the Collective Borrowers, each Collective Borrower has requested that all Revolving Loans and advances be disbursed solely upon the request of C-COR and to bank accounts managed solely by C-COR and that C-COR will manage for the benefit of each Collective Borrower the expenditure and usage of such funds.

         3.7 After the end of each month, CIT shall promptly send the Companies a statement showing the accounting for the charges, loans, advances and other transactions occurring between CIT and each of the Companies during that month. The monthly statements shall be deemed correct and binding upon each of the Companies and shall constitute an account stated between the Companies and CIT unless CIT receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

         3.8 In the event that any requested advance exceeds Availability or that (a) the sum of (i) the outstanding balance of Revolving Loans and (ii) outstanding balance of Letters of Credit exceeds (b)(x) the Borrowing Base or
(y) the Revolving Line of Credit, any such nonconsensual Overadvance shall be due and payable to CIT immediately upon CIT's demand therefor.

SECTION 4.             [Intentionally left blank].
                       --------------------------

SECTION 5.             Letters of Credit.
                       -----------------
         In order to assist the Companies, or any one of them, in establishing or opening Letters of Credit with an Issuing Bank, the Companies have requested CIT to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts or acceptances thereunder through the issuance of the Letters of Credit Guaranty, thereby lending CIT's credit to the Companies and CIT has agreed to do so. These arrangements shall be handled by CIT subject to the terms and conditions set forth below.

         5.1 Within the Revolving Line of Credit and Availability, CIT shall assist each of the Companies in obtaining Letter(s) of Credit in an amount not to exceed the outstanding amount of the Letter of Credit Sub-Line. CIT's assistance for amounts in excess of the limitation set forth herein shall at all times and in all respects be in CIT's sole discretion. It is understood that the term, form and purpose of each Letter of Credit and all documentation in connection therewith, and any amendments, modifications or extensions thereof, must be mutually acceptable to CIT, the Issuing Bank and the Companies, provided that Letters of Credit shall not be used for the purchase of domestic Inventory or to secure present or future debt of domestic Inventory suppliers. Any and all outstanding Letters of Credit issued hereunder for any Company shall be reserved dollar for dollar from Availability as an Availability Reserve.

         5.2 CIT shall have the right, without notice to any of the Companies, to charge a Company's Revolving Loan Account with the amount of any and all indebtedness, liability or obligation of any kind incurred by CIT under the

Letters of Credit Guaranty at the earlier of a) payment by CIT under the Letters of Credit Guaranty; or b) the occurrence of an Event of Default. Any amount charged to the Companies' Revolving Loan Accounts shall be deemed a Revolving Loan hereunder and shall incur interest at the rate provided in Paragraph 8.1 of
Section 8 of this Financing Agreement.

         5.3 Each of the Companies unconditionally indemnifies CIT and holds CIT harmless from any and all loss, claim or liability incurred by CIT arising from any transactions or occurrences relating to Letters of Credit established or opened for any Company's account, the collateral relating thereto and any drafts or acceptances thereunder, and all Obligations thereunder, including any such loss or claim due to any errors, omissions, negligence, misconduct or action taken by any Issuing Bank, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct by CIT under the Letters of Credit Guaranty. This indemnity shall survive termination of this Financing Agreement. The Companies agree that any charges incurred by CIT for any of the Companies account by the Issuing Bank shall be conclusive on CIT and may be charged to such Company's Revolving Loan Account.

         5.4 CIT shall not be responsible for: (a) the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; (b) any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; (c) the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) the time, place, manner or order in which shipment is made; (e) partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; (f) any deviation from instructions; (g) delay, default, or fraud by the shipper and/or anyone else in connection with the goods or the shipping thereof; or (h) any breach of contract between the shipper or vendors and the Companies.

         5.5 The Companies agree that any action taken by CIT, if taken in good faith, or any action taken by any Issuing Bank, under or in connection with the Letters of Credit, the Letter of Credit Guarantees, the drafts or acceptances, or the Collateral, shall be binding on each of the Companies and shall not result in any liability whatsoever of CIT to the Companies. In furtherance thereof, CIT shall have the full right and authority to: (a) clear and resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all steamship or airways guaranties (and applications therefore), indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; all in CIT's sole name. The Issuing Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from CIT, all without any notice to or any consent from the Companies or any one of them. Notwithstanding any prior course of conduct or dealing with respect to the foregoing including amendments and non-compliance with documents and/or any Company's instructions with respect thereto, CIT may exercise its rights hereunder in its sole and reasonable business judgement. In addition, without CIT's express consent and endorsement in writing, the Companies agree: (a) not to execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; and (b) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived by CIT, not to (i) clear and resolve any questions of non-compliance of documents, or (ii) give any instructions as to acceptances or rejection of any documents or goods.

         5.6 The Companies agree that: (a) any necessary import, export or other licenses or certificates for the import or handling of the Collateral will have been promptly procured; (b) all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Collateral, or the financing thereof will have been promptly and fully complied with; and (c) any certificates in that regard that CIT may at any time request will be promptly furnished. In connection herewith, the Companies warrant and represent that all shipments made under any such Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. Each of the Companies assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign Taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Companies' risk, liability and responsibility.

         5.7 Upon any payments made to the Issuing Bank under the Letter of Credit Guaranty, CIT shall acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Companies or any one of them to the Issuing Bank in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to CIT and apply in all respects to CIT and shall be in addition to any rights, remedies, duties or obligations contained herein.

SECTION 6.             Collateral.
                       ----------
         6.1 As security for the prompt payment in full of all Obligations, each of the Companies hereby pledges and grants to CIT a continuing general lien upon, and security interest in, all of their:

         (a)  Accounts;

         (b)  Inventory;

         (c)  General Intangibles;

         (d)  Documents of Title;

         (e)  Other Collateral;

         (f)  Equipment;

         (g)  Real Estate (subject to the terms of Section 7.16);

         (h)  Pledged Stock; and

         (i)  Life Insurance Policies.

         6.2 The security interests granted hereunder shall extend and attach to:

         (a) All Collateral which is owned by any of the Companies or in which the Companies have any interest, whether held by the Companies or others for their account, and, if any Collateral is Equipment, whether the Companies' interest in such Equipment is as owner, finance lessee or conditional vendee;

         (b) All Equipment, whether the same constitutes personal property or fixtures, including, but without limiting the generality of the foregoing, all dies, jigs, tools, benches, molds, tables, accretions, component parts thereof and additions thereto, as well as all accessories, motors, engines and auxiliary parts used in connection with, or attached to, the Equipment; and

         (c) All Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either CIT or the Companies from the Companies' customers, as well as to all supplies, goods, incidentals, packaging materials, labels and any other items which contribute to the finished goods or products manufactured or processed by the Companies, or to the sale, promotion or shipment thereof.

         6.3 The Companies agree to safeguard, protect and hold all Inventory for CIT's account and make no disposition thereof except in the ordinary course of their business of the Companies, as herein provided. The Companies represent and warrant that Inventory will be sold and shipped by the Companies to their customers only in the ordinary course of the Companies' business, and then only on open account and on terms currently being extended by the Companies to their respective customers, provided that, absent the prior written consent of CIT, the Companies shall not sell Inventory on a consignment basis. Upon the sale, exchange, or other disposition of Inventory, as herein provided, the security interest in the Inventory provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, Trade Accounts Receivable, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, CIT shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation. The Companies hereby agree to immediately forward any and all proceeds of Collateral to the Depository Account, and to hold any such proceeds (including any notes and instruments), in trust for CIT pending delivery to CIT. Irrespective of CIT's perfection status in any and all of the General Intangibles, including, without limitations, any Patents, Trademarks, Copyrights or licenses with respect thereto, each of the Companies hereby irrevocably grants CIT a royalty free license to sell, or otherwise dispose or transfer, in accordance with Paragraph 10.3 of Section 10 of this Financing Agreement, and the applicable terms hereof, of any of the Inventory upon the occurrence of an Event of Default which has not been waived in writing by CIT.

         6.4 The Companies agree at their own cost and expense to keep the Equipment in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted herein shall attach thereto, reasonable wear and tear excepted, making any and all repairs and replacements when and where necessary. The Companies also agree to safeguard, protect and hold all Equipment in accordance with the terms hereof and subject to CIT's security interest. Absent CIT's prior written consent, any sale, exchange or other disposition of any Equipment shall be made by the Companies in the ordinary course of their business and as set forth herein. The Companies may, in the ordinary course of their business, sell, exchange or otherwise dispose of obsolete or surplus Equipment provided, however, that: (a) the then value of the Equipment so disposed of in any Fiscal Year does not exceed $1,000,000.00 in the aggregate; and (b) the proceeds of any such sales or dispositions shall be held in trust by the Companies for CIT and shall be immediately delivered to CIT by deposit to the Depository Account, except that the Companies may retain and use such proceeds to purchase forthwith replacement Equipment which the Companies determine in their reasonable business judgment to have a collateral value at least equal to the Equipment so disposed of or sold; provided, however, that the aforesaid right shall automatically cease upon the occurrence of a Default or an Event of Default which is not waived in writing by CIT. Upon the sale, exchange, or other disposition of the Equipment, as herein provided, the security interest provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds, including any instruments for the payment of money, Accounts, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sales, exchange or disposition. Until payment to the selling Company by the buyer of the Equipment, CIT shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

         6.5 The rights and security interests granted to CIT hereunder are to continue in full force and effect, notwithstanding the termination of this Financing Agreement or the fact that the Revolving Loan Accounts may from time to time be temporarily in a credit position, until the final payment in full to CIT of all Obligations and the termination of this Financing Agreement. Any delay, or omission by CIT to exercise any right hereunder shall not be deemed a waiver thereof, or be deemed a waiver of any other right, unless such waiver shall be in writing and signed by CIT. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         6.6 Notwithstanding CIT's security interest in the Collateral and to the extent that the Obligations are now or hereafter secured by any assets or property other than the Collateral or by the guarantee, endorsement, assets or property of any other person, CIT shall have the right in its sole discretion to determine which rights, liens, security interests or remedies CIT shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of CIT's rights hereunder.

         6.7 Any balances to the credit of the Companies and any other property or assets of the Companies in the possession or control of CIT may be held by CIT as security for any Obligations and applied in whole or partial satisfaction of such Obligations when due. The liens and security interests granted herein, and any other lien or security interest CIT may have in any other assets of the Companies, shall secure payment and performance of all now existing and future Obligations. CIT may in its discretion charge any or all of the Obligations to the Revolving Loan Account when due.

         6.8 Each of the Companies possess all General Intangibles and rights thereto necessary to conduct their business as conducted as of the Closing Date and the Companies shall maintain their rights in, and the value of, the foregoing in the ordinary course of their business, including, without limitation, by making timely payment with respect to any applicable licensed rights. The Companies shall deliver to CIT, and/or shall cause the appropriate party to deliver to CIT, from time to time such pledge or security agreements with respect to General Intangibles (now or hereafter acquired) of the Companies as CIT shall require to obtain valid first liens thereon. In furtherance of the foregoing, the Companies shall provide timely notice to CIT of any additional Patents, Trademarks, tradenames, service marks, Copyrights, brand names, trade names, logos and other trade designations acquired or applied for subsequent to the Closing Date and the Companies shall execute such documentation as CIT may reasonably require to obtain and perfect its lien thereon. The Companies hereby notify CIT that Broadband Network does business under the tradename "Worldbridge Broadband Services, Inc." Each of the Companies hereby irrevocably grants to CIT a royalty-free, non-exclusive license in the General Intangibles, including tradenames, Trademarks, Copyrights, Patents, licenses, and any other proprietary and intellectual property rights and any and all right, title and interest in any of the foregoing, for the sole purpose, upon the occurrence of an Event of Default, of the right to: (i) advertise for sale and sell or transfer any Inventory bearing any of the General Intangibles, and (ii) make, assemble, prepare for sale or complete, or cause others to do so, any applicable raw materials or Inventory bearing any of the General Intangibles, including use of the Equipment and Real Estate for the purpose of completing the manufacture of unfinished goods, raw materials or work-in-process comprising Inventory, and apply the proceeds thereof to the Obligations hereunder, all as further set forth in this Financing Agreement and irrespective of CIT's lien and perfection in any General Intangibles.

         6.9 Subject to the terms of Section 7.16 hereof, this Financing Agreement and the obligation of the Companies to perform all of their covenants and obligations hereunder are further secured by the Mortgages.

         6.10 The Companies shall give to CIT from time to time such mortgage(s), deed(s) of trust or assignment(s) on real estate acquired after the date hereof as CIT shall require to obtain a valid first lien thereon subject only to those exceptions of title as set forth in future title insurance policies that are satisfactory to CIT.

SECTION 7.             Representations, Warranties and Covenants
                       -----------------------------------------
         7.1 Each of the Companies hereby warrants, represents and covenants that: (a) the fair value of their respective Total Assets exceeds the book value of the Total Liabilities excluding intercompany liabilities to the extent applicable; (b) each Company is generally able to pay its debts as they become due and payable; and (c) each Company does not have unreasonably small capital to carry on its business as it is currently conducted absent extraordinary and unforeseen circumstances. The Companies further warrant and represent that: (i)
Schedule 1 hereto correctly and completely sets forth the Companies' (A) chief executive office, (B) Collateral locations, (C) tradenames , and (D) all the other information listed on said Schedule; (ii) except for the Permitted
Encumbrances, after filing of financing statements in the applicable filing clerks office at the locations set forth in Schedule 1 and the execution of Blocked Account Agreements with the banks which maintain Depository Accounts, this Financing Agreement creates a valid, perfected and first priority security interest in the Collateral and the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral;
(iii) except for the Permitted Encumbrances, the Companies are, or will be, at the time additional Collateral is acquired by them, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of others; (iv) the Companies will, at their expense, forever warrant and, at CIT's request, defend the same from any and all claims and demands of any other person other than a holder of a Permitted Encumbrance; (v) the Companies will not grant, create or permit to exist, any lien upon, or security interest in, the Collateral, or any proceeds thereof, in favor of any other person other than the holders of the Permitted Encumbrances; and that the Equipment does not comprise a part of any Company's Inventory; and (vi) the Equipment is and will only be used by the Companies in their business and will not be held for sale or lease, or removed from their premises, or otherwise disposed of by the Companies except as otherwise permitted in this Financing Agreement.

         7.2 Each of the Companies agrees to maintain books and records pertaining to the Collateral in accordance with GAAP and in such additional detail, form and scope as CIT shall reasonably require. The Companies agree that CIT or its agents may enter upon any of the Companies' premises at any time during normal business hours, and from time to time in its reasonable business judgement, for the purpose of inspecting the Collateral and any and all records pertaining thereto. The Companies agree to afford CIT thirty (30) days prior written notice of any change in the location of any Collateral, (i) other than to locations, that as of the Closing Date, are known to CIT and at which CIT has filed financing statements and otherwise fully perfected its liens thereon, and
(ii) other than any change in the location of any Collateral which is a part of the BNS Division of C-COR. The Companies are also to advise CIT promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or on the security interests granted to CIT therein.

         7.3 Each of the Companies agrees to: (a) execute and deliver to CIT, from time to time, solely for CIT's convenience in maintaining a record of the Collateral, such written statements, and schedules as CIT may reasonably require, designating, identifying or describing the Collateral; and (b) provide CIT, on request, with an appraisal of the Inventory which appraisal shall be at the Companies' expense and otherwise acceptable to CIT. Any failure, however, to promptly give CIT such statements, or schedules shall not affect, diminish, modify or otherwise limit CIT's security interests in the Collateral.

         7.4 Each of the Companies agrees to comply with the requirements of all state and federal laws in order to grant to CIT valid and perfected first security interests in the Collateral, subject only to the Permitted Encumbrances. CIT is hereby authorized by the Companies to file (including pursuant to the applicable terms of the UCC) from time to time any financing statements, continuations or amendments covering the Collateral. The Companies hereby consent to and ratify any and all execution and/or filing of financing statements covering the Collateral on or prior to the Closing Date by CIT. The Companies agree to do whatever CIT may reasonably request, from time to time, by way of: (a) filing notices of liens, financing statements, amendments, renewals and continuations thereof; (b) cooperating with CIT's agents and employees; (c) keeping Collateral records; (d) transferring proceeds of Collateral to CIT's possession; and (e) performing such further acts as CIT may reasonably require in order to effect the purposes of this Financing Agreement, including but not limited to obtaining control agreements with respect to deposit accounts and/or Investment Property.

         7.5 (a) Each of the Companies agrees to maintain insurance on the Real Estate, Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to CIT. All policies covering the Real Estate, Equipment and Inventory are, subject to the rights of any holders of Permitted Encumbrances holding claims senior to CIT, to be made payable to CIT, in case of loss, under a standard non-contributory "mortgagee", "lender" or "secured party" clause and are to contain such other provisions as CIT may require to fully protect CIT's interest in the Real Estate, Inventory and Equipment and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to CIT, premium prepaid, with the loss payable endorsement in CIT's favor, and shall provide for not less than thirty (30) days prior written notice to CIT of the exercise of any right of cancellation. At the Companies' request, or if the Companies fail to maintain such insurance, CIT may arrange for such insurance, but at the Companies' expense and without any responsibility on CIT's part for: (i) obtaining the insurance; (ii) the solvency of the insurance companies; (iii) the adequacy of the coverage; or (iv) the collection of claims. Upon the occurrence of an Event of Default which is not waived in writing by CIT, CIT shall, subject to the rights of any holders of Permitted Encumbrances holding claims senior to CIT, have the sole right, in the name of CIT or the Companies, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         (b)(i) In the event of any loss or damage by fire or other casualty, insurance proceeds relating to the Companies' or a Company's Inventory shall reduce the Revolving Loans. Upon the occurrence of a Default or Event of Default, CIT may apply Insurance Proceeds to the Obligations in such manner as it may deem advisable in its sole discretion;

         (ii) In the event any part of the Companies' or a Company's Real Estate or Equipment is damaged by fire or other casualty and the Insurance Proceeds for such damage or other casualty is less than or equal to $100,000.00, CIT shall promptly apply such Proceeds to reduce the Companies' outstanding balance in the Revolving Loan Account. Upon the occurrence of a Default or Event of Default, CIT may apply Insurance Proceeds to the Obligations in such manner as it may deem advisable in its sole discretion;

         (iii) Absent the  occurrence of an Event of Default,  and provided that
(x) the Companies have sufficient business interruption insurance to replace the lost profits of any of the Companies' facilities, and (y) the Insurance Proceeds are in excess of $100,000.00, the Companies may elect (by delivering written notice to CIT) to replace, repair or restore such Real Estate or Equipment to substantially the equivalent condition prior to such fire or other casualty as set forth herein. If the Companies do not, or cannot, elect to use the Insurance Proceeds as set forth above, CIT may, subject to the rights of any holders of Permitted Encumbrances holding claims senior to CIT, apply the Insurance Proceeds to the payment of the Obligations in such manner and in such order as CIT may reasonably elect; and

         (iv) If the Companies elect to use the Insurance Proceeds for the repair, replacement or restoration of any Real Estate and/or Equipment, and there is then no Event of Default, (x) Insurance Proceeds for any loss are in excess of $100,000.00 on Equipment and/or Real Estate will be applied to the reduction of the Revolving Loans and (y) CIT may set up an Availability Reserve in an amount equal to said Insurance Proceeds. The Availability Reserve will be reduced dollar-for-dollar upon receipt of non-cancelable executed purchase orders, delivery receipts or contracts for the replacement, repair or restoration of Equipment and/or the Real Estate and disbursements in connection therewith. Prior to the commencement of any material restoration, repair or replacement of Real Estate, the Companies shall provide CIT with a restoration plan and a total budget certified by an independent third party experienced in construction costing. If there are insufficient Insurance Proceeds to cover the cost of restoration as so determined, the Companies shall be responsible for the amount of any such insufficiency, prior to the commencement of restoration and shall demonstrate evidence of such before the reserve will be reduced. Completion of restoration shall be evidenced by a final, unqualified certification of the design architect employed, if any; an unconditional Certificate of Occupancy, if applicable; such other certification as may be required by law; or if none of the above is applicable, a written good faith determination of completion by the Companies (herein collectively the

"Completion"). Upon Completion, any remaining reserve as established hereunder will be automatically released.

         (c) In the event the Companies or any one of them fails to provide CIT with timely evidence, acceptable to CIT, of its maintenance of insurance coverage required pursuant to paragraph 7.5(a) above, CIT may purchase, at the Companies' expense, insurance to protect CIT's interests in the Collateral. The insurance acquired by CIT may, but need not, protect the Companies' interest in the Collateral, and therefore such insurance may not pay claims which the Companies may have with respect to the Collateral or pay any claim which may be made against the Companies in connection with the Collateral. In the event CIT purchases, obtains or acquires insurance covering all or any portion of the Collateral, the Companies shall be responsible for all of the applicable costs of such insurance, including premiums, interest (at the applicable Chase Bank Rate for Revolving Loans set forth in paragraph 8.1 of Section 8 hereof), fees and any other charges with respect thereto, until the effective date of the cancellation or the expiration of such insurance. CIT may charge all of such premiums, fees, costs, interest and other charges to the Companies' Revolving Loan Accounts. The Companies hereby acknowledges that the costs of the premiums of any insurance acquired by CIT may exceed the costs of insurance which the Companies may be able to purchase on their own. In the event that CIT purchases such insurance, CIT will notify the Companies of said purchase within thirty
(30) days of the date of such purchase. If, within thirty (30) days of the date of such notice, the Companies provide CIT with proof that the Companies had the insurance coverage required pursuant to 7.5(a) above (in form and substance satisfactory to CIT) as of the date on which CIT purchased insurance and the Companies continued at all times to have such insurance, then CIT agrees to cancel the insurance purchased by CIT and credit the Companies' Revolving Loan Account with the amount of all costs, interest and other charges associated with any insurance purchased by CIT, including with any amounts previously charged to the Revolving Loan Account.

         7.6 Each of the Companies agrees to pay, when due, all Taxes, including sales taxes, assessments, claims and other charges lawfully levied or assessed upon the Companies or the Collateral unless such Taxes are being diligently contested in good faith by the Companies by appropriate proceedings and adequate reserves are established in accordance with GAAP. Notwithstanding the foregoing, if any lien shall be filed or claimed thereunder (a) for Taxes due the United States of America, or (b) which in CIT's opinion might create a valid obligation having priority over the rights granted to CIT herein (exclusive of Real Estate), such lien shall not be deemed to be a Permitted Encumbrance hereunder and the Companies shall immediately pay such tax and remove the lien of record. If the Companies or any one of them fails to do so promptly, then at CIT's election, CIT may (i) create an Availability Reserve in such amount as it may deem appropriate in its business judgement, or (ii) upon the occurrence of a Default or Event of Default, imminent risk of seizure, filing of any priority lien, forfeiture, or sale of the Collateral, pay Taxes on the Companies' behalf, and the amount thereof shall be an Obligation secured hereby and due on demand.

         7.7 Each of the Companies: (a) agrees to comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the business or operations of the Companies or any one of them, provided that the Companies may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in CIT's reasonable opinion, materially and adversely effect CIT's rights or priority in the Collateral; (b) agrees to comply with all environmental statutes, acts, rules, regulations or orders as presently existing or as adopted or amended in the future, applicable to the Collateral, the ownership and/or use of their real property and operation of their business, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the business of the Companies or any one of them; and (c) shall not be deemed to have breached any provision of this Paragraph 7.7 if (i) the failure to comply with the requirements of this Paragraph 7.7 resulted from good faith error or innocent omission, (ii) the Companies promptly commence and diligently pursue a cure of such breach, and (iii) such failure is cured within
(30) days following the Companies' receipt of notice of such failure, or if such cannot in good faith be cured within thirty (30) days, then such breach is cured within a reasonable time frame based upon the extent and nature of the breach and the necessary remediation, and in conformity with any applicable consent order, consensual agreement and applicable law.

         7.8 Until termination of this Financing Agreement and payment and satisfaction of all Obligations due hereunder, the Companies agree that, unless CIT shall have otherwise consented in writing, each of the Companies will furnish to CIT: (a) within ninety (90) days after the end of each Fiscal Year of the Companies, an audited Consolidated Balance Sheet, with an unaudited Consolidating Balance Sheet attached thereto, as at the close of such year, and statements of operations, cash flow and shareholders' equity of C-COR and its consolidated subsidiaries for such year, audited by independent public accountants selected by the Companies and satisfactory to CIT; (b) within sixty
(60) days after the end of each Fiscal Quarter a Consolidated Balance Sheet and Consolidating Balance Sheet as at the end of such period and statements of operations, cash flow and shareholders' equity of C-COR and its consolidated subsidiaries, certified by an authorized financial or accounting officer of the Companies; (c) within thirty (30) days after the end of each month a Consolidated Balance Sheet as at the end of such period and statements of operations, cash flow and shareholders' equity of C-COR and its consolidated all subsidiaries for such period, certified by an authorized financial or accounting officer of the Companies; and (d) from time to time, such further information regarding the business affairs and financial condition of the Companies and their consolidated subsidiaries as CIT may reasonably request, including, without limitation (i) the accountant's management practice letter and (ii) annual cash flow projections in form satisfactory to CIT. Each financial statement which the Companies are required to submit hereunder must be accompanied by an officer's certificate, signed by the President, Vice President, Controller, or Treasurer, pursuant to which any one such officer must certify that: (x) the financial statement(s) fairly present in all material respects the financial condition and results of operations of C-COR and its consolidated subsidiaries at the end of the particular accounting period, subject to year-end audit adjustments and the absence of notes; and (y) during the particular accounting period: (A) there has been no Default or Event of Default under this Financing Agreement, provided, however, that if any such
                                           ------------------
officer has knowledge that any such Default or Event of Default, has occurred during such period, the existence of and a detailed description of same shall be set forth in such officer's certificate; (B) the Companies have not received any notice of cancellation with respect to their property insurance policies; (C) the Companies have not received any notice that could result in a material adverse effect on the value of the Collateral taken as a whole; and (D) the exhibits attached to such financial statement(s) constitute detailed calculations showing compliance with all financial covenants contained in this Financing Agreement (if applicable).

         7.9 Until termination of the Financing Agreement and payment and satisfaction of all Obligations hereunder, each of the Companies agrees that, without the prior written consent of CIT, except as otherwise herein provided, the Companies or any one of them will not:

          (a) Mortgage, assign, pledge, transfer or otherwise permit any lien, charge, security interest, encumbrance or judgment (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of the Companies' Collateral or any other assets, whether now owned or hereafter acquired, except for the Permitted Encumbrances;
          (b) Incur or create any Indebtedness other than the Permitted Indebtedness;
          (c) Sell, lease, assign, transfer or otherwise dispose of (i) Collateral, except as otherwise specifically permitted by this Financing Agreement, or (ii) either all or substantially all of any of the Company's assets, which do not constitute Collateral;
          (d) Merge, consolidate or otherwise alter or modify their respective corporate names, principal places of business, structure, or existence, re-incorporate or re-organize, or enter into or engage in any operation or activity materially different from that presently being conducted by the Companies or any one of them, except that the Companies may (A) change their corporate name or address or principal places of business, or (B) a Company may merge with and into any other Company (with a Company being the survivor of such merger); provided that in any such instance under (A) or (B) above (i) the Companies shall give CIT thirty
               (30) days prior written notice thereof, and (ii) the Companies shall execute and deliver, prior to or simultaneously with any such action, any and all documents and agreements requested by CIT to confirm the continuation and preservation of all security interests and liens granted to CIT hereunder;
          (e) Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, (i) except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) except for the guaranties described on Schedule 5 and (iii) except for guaranties by the Companies of contracts of subsidiaries of the Companies entered in the ordinary course of business of such subsidiaries provided CIT is given written notice from the Companies prior to any Company entering into any such guaranty;

          (f) Declare or pay any dividend (other than stock dividends and other dividends paid by any subsidiary of C-COR to C-COR) or distributions of any kind on, or purchase, acquire, redeem or retire, any of the capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding;
          (g) Make any advance or loan to, or any investment in, any firm, entity, person or corporation (provided, however, (i) any Company may make loans to any other Company and (ii) the Companies may make loans to subsidiaries of the Companies from time to time so long as the aggregate outstanding principal amount of such loans shall not exceed $31,200,000.00 at any time) or purchase or acquire all or substantially all of the stock or assets of any entity, person or corporation; or
          (h) Pay any management, consulting or other similar fees to any person, corporation or other entity affiliated with the Companies in excess of $50,000 per Fiscal Year (calculated on a non-cumulative basis).

         7.10 [Intentionally left blank]

         7.11 Each of the Companies agrees to advise CIT in writing of: a) all expenditures (actual or anticipated) in excess of $150,000.00 from the budgeted amount therefor in any Fiscal Year for x) environmental clean-up, y) environmental compliance or z) environmental testing and the impact of said expenses on each of the Companies' Working Capital; and b) any notices the Companies receive from any local, state or federal authority advising the Companies of any environmental liability (real or potential) stemming from any of the Companies' operations, their premises, their waste disposal practices, or waste disposal sites used by any of the Companies and to provide CIT with copies of all such notices if so required.

         7.12 Each of the Companies hereby agrees to indemnify and hold harmless CIT and its officers, directors, employees, attorneys and agents (each an "Indemnified Party") from, and holds each of them harmless against, any and all losses, liabilities, obligations, claims, actions, damages, costs and expenses (including attorney's fees) and any payments made by CIT pursuant to any indemnity provided by CIT with respect to or to which any Indemnified Party could be subject insofar as such losses, liabilities, obligations, claims, actions, damages, costs, fees or expenses with respect to the Loan Documents, including without limitation those which may arise from or relate to: (a) the Depository Account, the Blocked Accounts, the lockbox and/or any other depository account and/or the agreements executed in connection therewith; and
(b) any and all claims or expenses asserted against CIT as a result of any environmental pollution, hazardous material or environmental clean-up relating to the Real Estate; or any claim or expense which results from any of the Companies' operations (including, but not limited to, any of the Companies' off-site disposal practices) and use of the Real Estate, which CIT may sustain or incur (other than solely as a result of the physical actions of CIT on the Companies' premises which are determined to constitute gross negligence or willful misconduct by a court of competent jurisdiction), all whether through the alleged or actual negligence of such person or otherwise, except and to the extent that the same results solely and directly from the gross negligence or willful misconduct of such Indemnified Party as finally determined by a court of competent jurisdiction. The Companies hereby agree that this indemnity shall survive termination of this Financing Agreement, as well as payments of Obligations which may be due hereunder. CIT may, in its sole reasonable business judgement, establish such Availability Reserves with respect thereto as it may deem advisable under the circumstances and, upon any termination hereof, hold such reserves as cash reserves for any such contingent liabilities.

         7.13 Without the prior written consent of CIT, the Companies agree that they will not enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property with any subsidiary or affiliate of the Companies, provided that, except as otherwise set forth in this Financing Agreement (including as set forth in Paragraph 7.9(g) of Section 7), the Companies or any one of them may enter into sale and service transactions in the ordinary course of their business and pursuant to the reasonable requirements of any such Company, and upon standard terms and conditions and fair and reasonable terms, no less favorable to such Company than such Company could obtain in a comparable arms length transaction with an unrelated third party, provided further that no Default or Event of Default exists or will occur hereunder prior to and after giving effect to any such transaction..

         7.14 The Companies have assigned to CIT the life insurance policies described on Schedule 3 attached hereto. The Companies agree to give CIT immediate notice of any deletions or additions to the life insurance policies described on Schedule 3.

         7.15 In order to induce CIT to enter into this Agreement and to make the loans and advances provided for herein and to assist the Companies in establishing or opening Letters of Credit, each of the Companies makes, on or as of the occurrence of each such loan, advance or assistance (except to the extent such representations or warranties relate to an earlier date or are no longer true and correct in all material respects solely as a result of transactions not prohibited by the Loan Documents), the following representations and warranties to CIT.

         (a) Organization and  Qualification.  Each of the Companies (i) is duly
             ------------------------------
organized validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) has the corporate or limited liability company (as the case may be) power to own its property and to carry on its business as now conducted and (iii) is duly qualified to do business and is in good standing, in each case in each jurisdiction in which the failure to be so qualified or in good standing would reasonably be expected to have a Material Adverse Effect.

         (b) Authorization and Validity. Each of the Companies has the corporate
             --------------------------
or limited liability company (as the case may be) power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents to which each Company is a party and all such action has been duly authorized by all necessary corporate proceedings on its part. The Loan Documents to which it is a party have been duly and validly executed and delivered by each of the Companies and constitute valid and legally binding agreements of each of the Companies enforceable in accordance with the respective terms thereof, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (c) Consents. No authorization, consent, approval, license or exemption
             --------
(other than such exemptions that exist under applicable law, that are permitted, or that have been obtained) of any person or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for the valid, delivery or performance by each of the Companies of any Loan Document to which it is a party or for the grant of a security interest in or mortgage on the collateral covered by the Loan Documents, except such matters relating to performance as would ordinarily be done in the ordinary course of business after the date hereof.

         (d)  Conflicting or Adverse  Agreements or  Ratifications.  Neither the
              ----------------------------------------------------
delivery of the Loan Documents nor compliance with the terms and provisions hereof or thereof will be contrary to the provisions of, or constitute a default under (i) the charter or bylaws or operating agreement (as the case may be) of any of the Companies or (ii) any applicable law or any applicable regulation, order, writ, injunction or decree of any court or governmental instrumentality or (iii) any material agreement to which any of the Companies is a party or by which it is bound or to which it is subject.

         (e) Title to Assets;  Licenses and Permits.  Each of the  Companies has
             --------------------------------------
good title to all personal property and good and indefeasible title to or a subsisting leasehold interest in, all realty as reflected as of the date hereof on its books and records as being owned or leased by it after giving effect to the transaction contemplated herein, subject to no liens except Permitted Encumbrances. All of such assets are being maintained by the appropriate person in good working condition in accordance with industry standards.

         (f)  Litigation.  Except as set  forth in  Schedule  6, no  proceedings
              ----------
before any court or governmental agency or department are pending against any of the Companies and to the knowledge of any of the Companies, none of same have been threatened which if adversely determined could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 6, at the date hereof, no proceedings against or affecting any of the Companies are pending or, to the knowledge of any of the Companies, threatened before any court or governmental agency or department which could reasonably be expected to have a Material Adverse Effect.

         (g) No Defaults.  Each of the Companies is not in default (i) under any
             -----------
material provisions of any instrument evidencing any Indebtedness or of any agreement relating thereto in such manner as to cause a Material Adverse Effect or (ii) in any respect under or in violation of any order, writ, injunction or decree of any court or governmental instrumentality, in such manner as to cause a Material Adverse Effect or (iii) under any provision of any material contract to which any of the Companies is a party, which default would reasonably be expected to have a Material Adverse Effect. Each of the Companies will give CIT prompt written notice of any event or circumstance that may constitute such a default and, in any event, will provide it upon receipt with copies of all material notices from landlords or other property owners with respect to any business location or operation of each of the Companies.

         (h)  Investment  Company Act. None of the  Companies is an  "investment
              -----------------------
company," as such term is defined in, or subject to registration under, the Investment Company Act of 1940, as amended.

         (i) ERISA.  The  Companies do not maintain or contribute to any Benefit
             -----
Plan other than those listed on Schedule 6. Each Benefit Plan has been and is being maintained and funded in accordance with its terms and in compliance in all material respects with all provisions of ERISA and the Internal Revenue Code applicable thereto. The Companies and each ERISA Affiliate have fulfilled all obligations related to the minimum funding standards of ERISA and the Internal Revenue Code for each Benefit Plan and no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, has occurred or is reasonably likely to occur, nor do the conditions for imposition of a lien under Section 302(f) of ERISA exist or are reasonably likely to exist, with respect to any Benefit Plan, and neither any Company nor any ERISA Affiliate has incurred any liability (other than routine liability for premiums) under Title IV of ERISA with respect to any Benefit Plan. No event or events have occurred with respect to any Benefit Plan in connection with which any Company, any ERISA Affiliate, or, to the knowledge of any Company, any fiduciary of a Benefit Plan, directly or indirectly, would be subject to any material liability (other than routine liability for premiums, contributions (if required) and, with respect to a Benefit Plan, routine liabilities for benefits), individually or in the aggregate, under ERISA or the Internal Revenue Code.

         (j)  Environmental  Matters.  To the  best of  each  of the  Companies'
              ----------------------
knowledge, each of the Companies (a) possesses all environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under Environmental Laws for each of the Companies to conduct its operations as now being conducted, except where failure to have such licenses, permits, authorizations, registrations, approvals, and similar rights would not reasonably be expected to have a Material Adverse Effect, and (b) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by each of the Companies, and each of the Companies is in compliance with all terms, conditions or other provisions of such permits, authorizations, regulations, approvals and similar rights except for such failure or noncompliance that, individually or in the aggregate for each of the Companies, would not reasonably be expected to have a Material Adverse Effect. Each of the Companies has not received any written notices of any violation or noncompliance with, or remedial obligation under, any Environmental Laws (which violation, non-compliance, or remedial obligation has not been cured or would not reasonably be expected to have a Material Adverse Effect) and there are no writs, injunctions, decrees, orders or judgments outstanding under the Environmental Laws, or lawsuits, claims, proceedings, or, to the knowledge of each of the Companies, investigations or inquiries pending or threatened under Environmental Laws, relating to the ownership, use, condition, maintenance or operation of, or conduct of business related to, any property owned, leased or operated by each of the Companies or other assets of each of the Companies other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that individually or in the aggregate for each the Companies, would not reasonably be expected to have a Material Adverse Effect. There are no obligations, undertakings or liabilities arising out of or relating to
Environmental Laws which any of the Companies has agreed to, assumed or retained, or to the best of each of the Companies' knowledge by which any of the Companies are adversely affected, by contract or otherwise, except such obligations, undertakings or liabilities as would not reasonably be expected to have a Material Adverse Effect. Each of the Companies has not received a written notice or claim to the effect that any of them are or may be liable to any other person as the result of a release or threatened release of a Hazardous Material except such notice or claim that would not reasonably be expected to have a Material Adverse Effect. Each of the Companies has complied with all Environmental Laws and the requirements of any permits, licenses or other authorizations issued under any Environmental Laws, except any noncompliance that would not reasonably be expected to have a Material Adverse Effect.

         (k) Purpose of Loans.  The proceeds of the Revolving Loans will be used
             ----------------
by the Companies for working capital and general corporate purposes. None of the proceeds of any Revolving Loans will be used directly or indirectly for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U (herein called "margin stock") or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock, or for any other purpose which might constitute this transaction as a "purpose credit" within the meaning of Regulation U. Neither any of the Companies nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Document to violate Regulation U, Regulation X or any other regulation of the Board of Governors or to violate the Securities Exchange Act of 1934.

         (l) Insurance.  Each of the Companies maintains insurance of such types
             ---------
as is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated with financially sound, responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) and in such amounts (and with co-insurance and deductibles) as such insurance is usually carried by corporations of established reputation and engaged in the same or similar businesses and similarly situated, but in any event, with respect to improvements to real property and tangible personal property (assuming the subject improvements are in fact replaced or restored), in amounts acceptable to CIT. No Company maintains any formalized self-insurance program with respect to its assets or operations or material risks with respect thereto.

         (m)  Indebtedness  and Contingent  Liabilities.  Except as disclosed in
              -----------------------------------------
writing  to  CIT,  the  Companies  do  not  have  any  outstanding  Indebtedness

(excluding the loans and advances hereunder) or material contractually assumed contingent liabilities other than Permitted Indebtedness.

         (n) Security  Interests in Favor of CIT.  This  Agreement and the other
             -----------------------------------
Loan Documents create valid security interest and liens in all of the Collateral described therein in favor of CIT securing the Obligations and constitute (subject to (i) the filing of financing statements on the date hereof and thereafter from time to time on the CIT's request therefor and (ii) delivery of any collateral after the date hereof as provided herein or any other Loan Document and (iii) the execution of Blocked Account Agreements with the banks which maintain Depository Accounts) and, except for Permitted Encumbrances, perfected first priority liens and security interests in substantially all of such collateral described therein subject to no liens other than Permitted Encumbrances

         (o)  USA  Patriot  Act.  Neither  the  making  of the  Revolving  Loans
              ---------------
hereunder (or the extension of any other credit contemplated hereunder) nor the Borrower's use of the proceeds thereof will violate Sections 326 and 371 through 377 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (also known as the USA Patriot Act) or any enabling legislation or rules, regulations or executive orders relating thereto.

         7.16 Within sixty (60) days after the Closing Date, the Companies shall have satisfied the following requirements:

         (a)  Mortgages/Deeds  of Trust - The Companies  shall have executed and
              ------------------------
delivered to CIT, an agent of CIT or to a title insurance company acceptable to CIT, such mortgages and/or deeds of trust (the "Mortgages") as CIT may reasonably require to obtain a first lien on the Real Estate owned by C-COR in Manlius, New York and a second lien on the Real Estate owned by C-COR in State College, Pennsylvania. The Companies shall obtain the consent of the entity which holds a first lien on the State College, Pennsylvania Real Estate to the granting of a second lien on such real estate in favor of CIT.

         (b) Title Insurance Policies - CIT shall have received, in respect of each Mortgage, a mortgagee's title policy or marked-up unconditional binder for such insurance. Each such policy shall (i) be in an amount satisfactory to CIT;
(ii) insure that the Mortgage insured thereby creates a valid lien on the property covered by the Mortgage with proper lien priority, free and clear of all defects and encumbrances except those acceptable to CIT; (iii) name CIT as the insured thereunder; and (iv) contain such endorsements and effective coverage as CIT may reasonably request, including, without limitation, the revolving line of credit endorsement. CIT shall also have received evidence that all premiums in respect of such policies have been paid and that all charges for mortgage recording taxes, if any, shall have been paid.

         (c) Surveys - CIT and the title  insurance  company issuing each policy
             -------
referred to in the immediately  preceding  paragraph  (each, a "Title  Insurance
                                                                ----------------
Company")  shall have  received  maps or plats of a perimeter or boundary of the
-------
site of each of the properties covered by the Mortgages, dated a date satisfactory to CIT and the relevant Title Insurance Company prepared by an independent professional licensed land surveyor satisfactory to CIT and the relevant Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and
Mapping; and, without limiting the generality of the foregoing, there shall be surveyed and shown on the maps or plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines insofar as the foregoing affect the perimeter or boundary of such property; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the sites, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on the sites; and (vi) if the site is designated as being on a filed map, a legend relating the survey to said map. Further, the survey shall
x) be certified to CIT and the Title Insurance Company and y) contain a legend reciting as to whether or not the site is located in a flood zone.

SECTION 8.             Interest, Fees and Expenses.
                       ---------------------------
         8.1 (a) Interest on the Revolving Loans shall be payable monthly as of the end of each month. The Revolving Loans shall bear interest during each month at a rate equal to either the Chase Bank Rate plus zero percent (0.0%) per annum (the "Chase Based Rate") or LIBOR plus two and three-quarters percent (2.75%) per annum (the "LIBOR Based Rate") on the average of the net balances owing by the Companies to CIT in the Revolving Loan Account at the close of each day during such month, as either of such rates is selected by the Companies two (2) Business Days prior to the commencement of each such month; provided, however, if the Companies fail to give any such notice for any month, interest for such month shall be calculated at the Chase Based Rate; provided further, if a Default or an Event of Default shall have occurred, the Companies shall not have the option to have the outstanding principal balance of the Revolving Loans bear interest at the LIBOR Based Rate. In the event of any change in the Chase Bank Rate, the Chase Based Rate shall change, as of the date of such change, so as to remain zero percent (0.0%) above the Chase Bank Rate. The LIBOR Based Rate shall be calculated based on a 360-day year and the Chase Bank Rate shall be calculated based on a 365-day year. CIT shall be entitled to charge each such Companies' Revolving Loan Account at the rate provided for herein when due until all Obligations have been paid in full.

         (b)  Notwithstanding  any  provision to the contrary  contained in this section 8, in the event that the sum of (i) the outstanding  Revolving Loans and
(ii) the outstanding Letters of Credit exceed the lesser of either (x) the maximum aggregate amount available under Sections 3 and 5 of this Financing Agreement or (y) the Revolving Line of Credit: (A) as a result of Revolving

Loans advanced by CIT at the request of the Companies or any one of them (herein "Requested Overadvances"), for any one (1) or more days in any month or (B) for any other reason whatsoever (herein "Other Overadvances") and such Other Overadvances continue for five (5) or more days in any month , the average net balance of all Revolving Loans for such month shall bear interest at the Overadvance Rate.

         (c) Upon and after the occurrence of an Event of Default and the giving of any required notice by CIT in accordance with the provisions of Section 10, Paragraph 10.2 hereof, all Obligations shall bear interest at the Default Rate of Interest.

         8.2 [Intentionally left blank]

         8.3 In consideration of the Letter of Credit Guaranty of CIT, the Companies shall pay CIT the Letter of Credit Guaranty Fee which shall be an amount equal to two and one-quarter percent (2.25%) per annum, payable monthly, on the face amount of each Letter of Credit less the amount of any and all amounts previously drawn under such Letter of Credit.

         8.4 Any and all charges, fees, commissions, costs and expenses charged to CIT for the Companies' account by any Issuing Bank in connection with, or arising out of, Letters of Credit or out of transactions relating thereto will be charged to the Revolving Loan Account in full when charged to, or paid by CIT, or as may be due upon any termination of this Financing Agreement hereof, and when made by any such Issuing Bank shall be conclusive on CIT.

         8.5 Each of the Companies shall reimburse or pay CIT, as the case may be, for: (a) all Out-of-Pocket Expenses and (b) any applicable Documentation Fee.

         8.6 Upon the last Business Day of each month, commencing on October , 2002, the Companies shall pay to CIT (i) the Line of Credit Fee, and (ii) interest on the Collection Days.

         8.7 To induce CIT to enter into this Financing Agreement and to extend to the Companies the Revolving Loans and the Letters of Credit Guaranties, the Companies shall pay to CIT a Loan Facility Fee in the amount of $150,000.00 payable upon execution of this Financing Agreement.

         8.8 On the Closing Date and each anniversary of the Closing Date thereafter, the Companies shall pay to CIT the Administrative Management Fee in the amount of $36,000.00, which shall be deemed fully earned when paid.

         8.9 The Companies shall pay CIT's standard charges and fees for CIT's personnel used by CIT for reviewing the books and records of the Companies and for verifying, testing, protecting, safeguarding, preserving or disposing of all or any part of the Collateral (which fees shall be in addition to the Administrative Management Fee and any Out-of-Pocket Expenses).

         8.10 Each of the Companies hereby authorizes CIT to charge their respective Revolving Loan Account(s) with the amount of all their Obligations due hereunder as such payments become due. The Companies hereby confirm and agree that they shall promptly pay any Obligations to CIT upon its request therefor. Each of the Companies confirms that (a) its liability for any and all of the fee obligations (including without limitation, those set forth in 8.6 through 8.9 above) and Out-of-Pocket Expenses, set forth in this Financing Agreement and in any of the other Loan Documents is joint and several, (b) the Companies, as between themselves, shall determine how to pro-rate any such payments due hereunder, and (c) for ease of administration, CIT may charge any of their Revolving Loan Accounts with the amount of any such fee payments and any such charges which CIT may so make to any of the Companies' Revolving Loan Account(s) as herein provided will be made as an accommodation to the Companies and solely at CIT's discretion.

         8.11 In the event that CIT or any participant hereunder (or any financial institution which may from time to time become a participant or lender hereunder) shall have determined in the exercise of its reasonable business judgement that, subsequent to the Closing Date, any change in applicable law, rule, regulation or guideline regarding capital adequacy, or any change in the interpretation or administration thereof, or compliance by CIT or such participant with any new request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on CIT's or such participant's capital as a consequence of its obligations hereunder to a level below that which CIT or such participant could have achieved but for such adoption, change or compliance (taking into consideration CIT or such participant's policies with respect to capital adequacy) by an amount reasonably deemed by CIT or such participant to be material, then, from time to time, the Companies shall pay no later than five (5) days following demand to CIT or such participant such additional amount or amounts as will compensate CIT's or such participant's for such reduction. In determining such amount or amounts, CIT or such participant may use any reasonable averaging or attribution methods. The protection of this Paragraph 8.11 shall be available to CIT or such participant regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition. A certificate of CIT or such participant setting forth such amount or amounts as shall be necessary to compensate CIT or such participant with respect to this
Section 8 and the calculation thereof when delivered to the Companies shall be conclusive on the Companies absent manifest error. Notwithstanding anything in this paragraph to the contrary, in the event CIT or such participant has exercised its rights pursuant to this paragraph, and subsequent thereto determines that the additional amounts paid by the Companies in whole or in part exceed the amount which CIT or such participant actually required to be made whole, the excess, if any, shall be returned to the Companies by CIT or such participant, as applicable.

         8.12. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by CIT or such participant with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

         (a) subject CIT or such participant to any tax of any kind whatsoever with respect to this Financing Agreement or change the basis of taxation of payments to CIT or such participant of principal, fees, interest or any other amount payable hereunder or under any other documents (except for changes in the rate of tax on the overall net income of CIT or such participant by the federal government or the jurisdiction in which it maintains its principal office);

         (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by CIT or such participant by reason of or in respect to this Financing Agreement and the Loan Documents, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System, except to the extent already factored in to the LIBOR Rate; or

         (c) impose on CIT or such participant any other condition with respect to this Financing Agreement or any other document, and the result of any of the foregoing is to increase the cost to CIT or such participant of making, renewing or maintaining its loans hereunder by an amount that CIT or such participant deems to be material in the exercise of its reasonable business judgement or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the loans by an amount that CIT or such participant deems to be material in the exercise of its reasonable business judgement, then, in any case the Companies shall pay CIT or such participant, within five (5) days following its demand, such additional cost or such reduction, as the case may be. CIT or such participant shall certify the amount of such additional cost or reduced amount to the Companies and the calculation thereof and such certification shall be conclusive upon the Companies absent manifest error. Notwithstanding anything in this paragraph to the contrary, in the event CIT or such participant has exercised its rights pursuant to this paragraph, and subsequent thereto determine that the additional amounts paid by the Companies in whole or in part exceed the amount which CIT or such participant actually required pursuant hereto, the excess, if any, shall be returned to the Companies by CIT or such participant.

         8.13 For purposes of this Financing Agreement and Section 8 thereof, any reference to CIT shall include any financial institution which may become a participant or co-lender subsequent to the Closing Date.

SECTION 9.             Powers.
                       ------
         Each Company hereby constitutes CIT, or any person or agent CIT may designate, as its attorney-in-fact, at each Companies' cost and expense, to exercise all of the following powers, which being coupled with an interest, shall be irrevocable until all Obligations to CIT have been paid in full:

         (a) To receive, take, endorse, sign, assign and deliver, all in the name of CIT or the Companies or any one of them, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

         (b) To receive, open and dispose of all mail addressed to the Companies or any one of them and to notify postal authorities to change the address for delivery thereof to such address as CIT may designate;

         (c) To request from customers indebted on Accounts at any time, in the name of CIT information concerning the amounts owing on the Accounts;

         (d) To request from customers indebted on Accounts at any time, in the name of the Companies or any one of them, in the name of certified public accountant designated by CIT or in the name of CIT's designee, information concerning the amounts owing on the Accounts;

         (e) To transmit to customers indebted on Accounts notice of CIT's interest therein and to notify customers indebted on Accounts to make payment directly to CIT for the Companies' account; and

         (f) To take or bring, in the name of CIT or the Companies or any one of them, all steps, actions, suits or proceedings deemed by CIT necessary or desirable to enforce or effect collection of the Accounts.

         Notwithstanding anything hereinabove contained to the contrary, the powers set forth in (b), (c), (e) and (f) above may only be exercised after the occurrence of an Event of Default and until such time as such Event of Default is waived in writing by CIT.

SECTION 10.            Events of Default and Remedies.
                       ------------------------------
         10.1 Notwithstanding anything hereinabove to the contrary, CIT may terminate this Financing Agreement immediately upon the occurrence of any of the following Events of Default:

         (a) cessation  of the  business  of any  Company  or the  calling  of a
             meeting  of  the   creditors   of  any  Company  for   purposes  of
             compromising the debts and obligations of such Company;

         (b) the failure of any Company to generally meet its debts as they mature;

         (c) (i) the commencement by any Company of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law; (ii) the commencement against any Company, of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law by creditors of such Company, provided that such Default shall not be deemed an Event of Default if such proceeding is controverted within ten (10) days and dismissed and vacated within thirty (30) days of commencement, except in the event that any of the actions sought in any such proceeding shall occur or the Company shall take action to authorize or effect any of the actions in any such proceeding; or (iii) the commencement(x) by C-COR de Mexico, S.A. de C.V., C-COR Broadband Europe BV or C-COR Iberica, SL of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any applicable state law, or (y) against C-COR de Mexico, S.A. de C.V., C-COR Broadband Europe BV or C-COR Iberica, SL of any involuntary bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under applicable law, provided that such Default shall not be deemed an Event of Default if such proceeding is controverted within ten (10) days and dismissed or vacated within thirty (30) days of commencement, except in the event that any of the actions sought in any such proceeding shall occur or C-COR de Mexico, S.A. de C.V., C-COR Broadband Europe BV or C-COR Iberica, SL shall take action to authorize or effect any of the actions in any such proceeding;

         (d) breach by any Company of any warranty, representation or covenant contained herein (other than those referred to in subparagraph (e) below) or in any other written agreement between such Company or CIT, provided that such Default by such Company of any of the warranties, representations or covenants referred in this clause
             (d) shall not be deemed to be an Event of Default unless and until such Default shall remain unremedied to CIT's satisfaction for a period of fifteen (15) days from after the earlier of (i) an officer of any Company becoming aware of such breach or (ii) notice of such breach from CIT;

         (e) (i)  any  representation  or  warranty  made in  Paragraph  7.15 of
             Section 7 hereof shall be incorrect in any material respect or (ii) breach by any Company of any warranty, representation or covenant of Paragraphs 3.3 (other than the fourth sentence of Paragraph 3.3) and 3.4 of Section 3 hereof; Paragraphs 6.3 and 6.4 (other than the first sentence of Paragraph 6.4) of Section 6 hereof; Paragraphs 7.1, 7.5, 7.6, 7.8 through 7.14 and 7.16 hereof;

         (f) failure of the Companies or any one of them to pay any of the Obligations within five (5) Business Days of the due date thereof, provided that nothing contained herein shall prohibit CIT from charging such amounts to the Revolving Loan Account on the due date thereof;

         (g) the Companies or any one of them shall (i) engage in any "prohibited transaction" as defined in ERISA, (ii) have any "accumulated funding deficiency" as defined in ERISA, (iii) have any "reportable event" as defined in ERISA, (iv) terminate any Benefit Plan subject to the funding requirements of Section 412 of the Internal Revenue Code or (v) be engaged in any proceeding in which the Pension Benefit Guaranty Corporation shall institute proceedings to terminate a Benefit Plan or seek appointment, or is appointed, as trustee or administrator of any Benefit Plan and with respect to this sub-paragraph (g) such event or condition (x) remains uncured for a period of thirty (30) days from date of occurrence and (y) could, in the reasonable opinion of CIT, subject any of the Companies to any tax, penalty or other liability material to the business, operations or financial condition of any such Company;

         (h) without the prior written consent of CIT and, except as permitted in the Subordination Agreement, the Companies or any one of them shall (x) amend or modify the Subordinated Debt, or (y) make any payment on account of the Subordinated Debt;

         (i) the occurrence of any default or event of default (after giving effect to any applicable grace or cure periods) under any instrument or agreement evidencing (x) Subordinated Debt or (y) any other Indebtedness of the Companies or any one of them having a principal amount in excess of $250,000; or

         (j) (i) any of the stock of Broadband Management, Broadband Capital, Broadband Royalty or Broadband Network is transferred or (ii) any person, firm, entity or corporation shall own in the aggregate (directly or indirectly) 35% or more of the issued and outstanding voting stock of C-COR.

         10.2 Upon the occurrence of a Default and/or an Event of Default, at the option of CIT, all loans, advances and extensions of credit provided for in Sections 3 and 5 of this Financing Agreement shall be thereafter in CIT's sole discretion and the obligation of CIT to make Revolving Loans, open Letters of Credit and provide Letters of Credit Guaranties shall cease unless such Default is cured to CIT's satisfaction or Event of Default is waived in writing by CIT , and at the option of CIT upon the occurrence of an Event of Default: (a) all Obligations shall become immediately due and payable; (b) CIT may charge the Companies the Default Rate of Interest on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Section 8 of this Financing Agreement, provided that, with respect to this clause "(b)" CIT has given the Companies written notice of the Event of Default; provided, however, that no notice is required if the Event of Default is the Event listed in Paragraph 10.1(c) of this Section 10; and (c) CIT may immediately terminate this Financing Agreement upon notice to the Companies; provided, however, that upon the occurrence of an Event of Default listed in Paragraph 10.1(c) of this
Section 10, this Financing Agreement shall automatically terminate and all Obligations shall become due and payable, without any action, declaration, notice or demand by CIT. The exercise of any option is not exclusive of any other option, which may be exercised at any time by CIT.

         10.3 Immediately upon the occurrence of any Event of Default, CIT may, to the extent permitted by law: (a) remove from any premises where same may be located any and all books and records, computers, electronic media and software programs associated with any Collateral (including any electronic records, contracts and signatures pertaining thereto), documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts, or CIT may use, at the Companies' expense, such of the Companies' personnel, supplies or space at the Companies' places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) bring suit, in the name of the Companies or CIT, and generally shall have all other rights respecting said Accounts, including without limitation the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Companies or CIT; (c) sell, assign and deliver the Collateral and any returned, reclaimed or repossessed Inventory, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at CIT's sole option and discretion, and CIT may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Companies; (d) foreclose the security interests in the Collateral created herein or by the Loan Documents by any available judicial procedure, or to take possession of any or all of the Collateral, including any Inventory, Equipment and/or Other Collateral without judicial process, and to enter any premises where any Inventory and Equipment and/or Other Collateral may be located for the purpose of taking possession of or removing the same and (e) exercise any other rights and remedies provided in law, in equity, by contract or otherwise. CIT shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, in the name of the Companies or CIT, or in the name of such other party as CIT may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations (including but not limited to warranties of title, possession, quiet enjoyment and the like), and upon such other terms and conditions as CIT in its sole discretion may deem advisable, and CIT shall have the right to purchase at any such sale. If any Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, CIT shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory and Equipment in such saleable form as CIT shall deem appropriate and any such costs shall be deemed an Obligation hereunder. Any action taken by CIT pursuant to this paragraph shall not effect commercial reasonableness of the sale. The Companies agree, at the request of CIT, to assemble the Inventory and Equipment and to make it available to CIT at premises of the Companies or elsewhere and to make available to CIT the premises and facilities of the Companies for the purpose of CIT's taking possession of, removing or putting the Inventory and Equipment in saleable form. If notice of intended disposition of any Collateral is required by law, it is agreed that ten (10) days notice shall constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from CIT's exercise of any of the foregoing rights, (after deducting all charges, costs and expenses, including reasonable attorneys' fees) shall be applied by CIT to the payment of the Obligations, whether due or to become due, in such order as CIT may elect, and the Companies shall remain liable to CIT for any deficiencies, and CIT in turn agrees to remit to the Companies or their successors or assigns, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. The Companies hereby indemnifies CIT and holds CIT harmless from any and all costs, expenses, claims, liabilities, Out-of-Pocket Expenses or otherwise, incurred or imposed on CIT by reason of the exercise of any of its rights, remedies and interests hereunder, including, without limitation, from any sale or transfer of Collateral, preserving, maintaining or securing the Collateral, defending its interests in Collateral (including pursuant to any claims brought by the Companies, the Companies as debtor-in-possession, any secured or unsecured creditors of the Companies, any trustee or receiver in bankruptcy, or otherwise), and the Companies hereby agree to so indemnify and hold CIT harmless, absent CIT's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The foregoing indemnification shall survive termination of this Financing Agreement until such time as all Obligations (including the foregoing) have been finally and indefeasibly paid in full. In furtherance thereof CIT, may establish such reserves for Obligations hereunder (including any contingent Obligations) as it may deem advisable in its reasonable business judgement. Any applicable mortgage(s), deed(s) of trust or assignment(s) issued to CIT on the Real Estate shall govern the rights and remedies of CIT thereto.

SECTION 11.            Termination.
                       -----------
         Except as otherwise permitted herein, CIT may terminate this Financing Agreement only as of the initial or any subsequent Anniversary Date and then only by giving the Companies at least sixty (60) days prior written notice of termination. Notwithstanding the foregoing CIT may terminate the Financing Agreement immediately upon the occurrence of an Event of Default, provided, however, that if the Event of Default is an event listed in Paragraph 10.1(c) of
Section 10 of this Financing Agreement, this Financing Agreement shall terminate in accordance with paragraph 10.2 of Section 10. The Companies or any one of them may terminate this Financing Agreement at any time upon sixty (60) days' prior written notice to CIT, provided that the Companies pay to CIT immediately on demand an Early Termination Fee, if applicable. Notice of termination, as aforesaid, by any one Company shall be deemed to be notice by the Companies for purposes hereof. All Obligations shall become due and payable as of any termination hereunder or under Section 10 hereof and, pending a final accounting, CIT may withhold any balances in the Companies' account (unless supplied with an indemnity satisfactory to CIT) to cover all of the Obligations, whether absolute or contingent, including, but not limited to, cash reserves for any contingent Obligations, including an amount of 110% of the face amount of any outstanding Letters of Credit with an expiry date on, or within thirty (30) days of the effective date of termination of this Financing Agreement. All of CIT's rights, liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full.

SECTION 12.            Miscellaneous.
                       -------------
         12.1 Each of the Companies hereby waives diligence, notice of intent to accelerate, notice of acceleration, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No delay or omission of CIT or the Companies to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by CIT of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy.

         12.2 This Financing Agreement and the Loan Documents executed and delivered in connection therewith constitute the entire agreement between the Companies and CIT; supersede any prior agreements; can be changed only by a writing signed by both the Companies and CIT; and shall bind and benefit the Companies and CIT and their respective successors and assigns.

         12.3 In no event shall the Companies, upon demand by CIT for payment of any Indebtedness relating hereto, by acceleration of the maturity thereof, or otherwise, be obligated to pay interest and fees in excess of the amount permitted by law. Regardless of any provision herein or in any agreement made in connection herewith, CIT shall never be entitled to receive, charge or apply, as interest on any indebtedness relating hereto, any amount in excess of the maximum amount of interest permissible under applicable law. If CIT ever receives, collects or applies any such excess, it shall be deemed a partial repayment of principal and treated as such; and if principal is paid in full, any remaining excess shall be refunded to the Companies. This paragraph shall control every other provision hereof, the Loan Documents and of any other agreement made in connection herewith.

         12.4 If any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

         12.5 EACH OF THE COMPANIES AND CIT EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH OF THE COMPANIES HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL CIT BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         12.6 Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing (provided that, any electronic communications from any of the Companies with respect to any request, transmission, document, electronic signature, electronic mail or facsimile transmission shall be deemed binding on the Companies for purposes of this Financing Agreement, provided further that any such transmission shall not relieve the Companies from any other obligation hereunder to communicate further in writing), and shall be deemed to have been validly served, given or delivered when hand delivered or sent by facsimile, or three days after deposit in the

United State mails, with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

         (A) if to CIT, at:

                  The CIT Group/Business Credit, Inc.
                  Two Wachovia Center, 23rd Floor
                  301 South Tryon Street
                  Charlotte, North Carolina 28202
                  Attn:  Regional Credit Manager
                  Fax No.:  704-339-2283

         (B) if to the Companies at:

                  c/o
                  C-COR.NET CORP.
                  60 Decibel Road
                  State College, PA 16801
                  Attn: William Hanelly
                  Fax No.: 814-278-6501

With a courtesy copy of any material notice to the Companies' counsel at:
                  Ballard, Spahr, Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA 19103-7599
                  Attn:  Carolan Berkley
                  Fax No.  215-864-8999

provided, however, that the failure of CIT to provide the Companies' counsel with a copy of such notice shall not invalidate any notice given to the Companies and shall not give the Companies any rights, claims or defenses due to the failure of CIT to provide such additional notice.

          12.7 THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THAT ANY OTHER LOAN DOCUMENT INCLUDES AN EXPRESS ELECTION TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Financing Agreement to be effective, executed, accepted and delivered, by their proper and duly authorized officers as of the date set forth above.



C-COR.NET CORP                                  THE CIT GROUP/
                                                BUSINESS CREDIT, INC.

By: /s/  W.T. Hanelly                         By: /s/ James D. Danforth, Jr.
    ------------------------                     -------------------------------
Title: Chief Financial Officer                     Vice President

BROADBAND MANAGEMENT SOLUTIONS, LLC


By: /s/  W.T. Hanelly
    ------------------------
Title: Chief Financial Officer
BROADBAND CAPITAL CORPORATION


By: /s/ George M. Savereno
    ------------------------
Title: President

BROADBAND ROYALTY CORPORATION


By: /s/ George M. Savereno
    ------------------------
Title: President

BROADBAND NETWORK SERVICES, INC.

By: /s/  W.T. Hanelly
    ------------------------
Title: Chief Financial Officer

                       Schedule 1 - Collateral Information
                       -----------------------------------

                       Schedule 1 - Collateral Information
                       -----------------------------------

Exact Company Name in State of Organization:
-------------------------------------------
         C-COR.net Corp.

State Of Incorporation or Formation:
-----------------------------------
         Pennsylvania

Federal Tax I.D. No. and State Organization No.
-----------------------------------------------
         Federal    24-0811591
         State      2898203

Chief Executive Office:
----------------------
         60 Decibel Road
         State College, PA 16801

Collateral Locations:
--------------------
         875 Research Parkway
         Meriden, CT 06450

         101 N. Plains Industrial Rd.
         Wallingford, CT 06450

         1515 Elizabeth Avenue
         Linden, NJ  07036

         60 Decibel Road
         State College, PA 16801

         Av. La Paz 2713-B
         Tijuana, BC., C.P. 93065
         Mexico

         999 Research Parkway
         Meriden, CT 06450

         100 Fairgrounds Dr.
         Manlius, NY 13104

         621 East Brighton
         Syracuse, New York 13210

                       Schedule 1 - Collateral Information
                       -----------------------------------

Exact Company Name in State of Organization:
-------------------------------------------
         Broadband Management Solutions, LLC

State of Incorporation or Formation:
-----------------------------------
         Delaware

Federal Tax I.D. No. and State Organization No.
-----------------------------------------------
         Federal    25-1891946
         State      2801553

Chief Executive Office:
----------------------
         5673 Gibraltar Drive
         Pleasanton, CA 94588

Collateral Locations:
--------------------
         5673 Gibraltar Drive
         Pleasanton, CA 94588

         60 Decibel Road
         State College, PA 16801

         3950 Johns Creek
         Court, Suite 300
         Suwannee, GA 30024

                       Schedule 1 - Collateral Information
                       -----------------------------------

Exact Company Name in State of Organization:
-------------------------------------------
         Broadband Royalty Corporation

State of Incorporation or Formation:
-----------------------------------
         Delaware

Federal Tax I.D. No. and State Organization No.
-----------------------------------------------
         Federal    51-0312863
         State      2172323

Chief Executive Office:
----------------------
         1105 North Market Street, Suite 1300
         Wilmington, DE 19899

Collateral Locations:
--------------------
         1105 North Market Street Suite 1300
         Wilmington, DE 19899

                       Schedule 1 - Collateral Information
                       -----------------------------------

Exact Company Name in State of Organization:
-------------------------------------------
         Broadband Capital Corporation

State of Incorporation or Formation:
-----------------------------------
         Delaware

Federal Tax I.D. No. and State Organization No.
-----------------------------------------------
         Federal    51-0267815
         State      2290293

Chief Executive Office:
----------------------
         1105 North Market Street Suite 1300
         Wilmington, DE 19899

Collateral Locations:
--------------------
         1105 North Market Street Suite 1300
         Wilmington, DE 19899

                       Schedule 1- Collateral Information
                       ----------------------------------

Exact Company Name in State of Organization:
-------------------------------------------
         Broadband Network Services, Inc.

State of Incorporation or Formation:
-----------------------------------
         Delaware

Federal Tax I.D. No. and State Organization No.
-----------------------------------------------
         Federal    62-1583846
         State      295549

Chief Executive Office:
-----------------------
         141 Union Boulevard, Suite 475
         Lakewood, CO 80228

         Effective December 1, 2002:
         300 Union Boulevard, Suite 515
         Lakewood, CO 80228

Collateral Locations
--------------------
         141 Union Boulevard, Suite 475          10315 Hershdale Road
         Lakewood, CO 80228                      Truckee, CA 96160

         1808 Patricia Ave.                      601 Sanderson Ave.
         Simi Valley, CA 93065                   Hemet, CA 92545

         12155 Magnolia Ave., Bldg 9-B
         Riverside, CA 92503

         2927 Northwest Park Drive
         Knoxville, TN 37921

         5991 Meijer Square Dr., Suite 17
         Milford, OH 45150

         608 North Main
         Goodlettsville, TN 37072

         60 Decibel Road
         State College, PA 16801

         367 Phoenix Ave.
         Bellefonte, PA 16823

                  Schedule 2 - Real Estate Subject to Mortgages
                  ---------------------------------------------